              As filed with the Securities and Exchange Commission
                               On December 29, 2005

                     1933 Act Registration Number 333-107797
                     1940 Act Registration Number 811-21410

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   /X/

                         Post-Effective Amendment No. 8              /X/

                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

                               Amendment No. 9                       /X/

                                 The Weitz Funds
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Suite 600
                              1125 South 103 Street
                              Omaha, NE 68124-6008
                          (Address of Principal Office)

               Registrant's Telephone Number, including Area Code:
                                  402-391-1980

                                Wallace R. Weitz
                                    Suite 600
                              1125 South 103 Street
                              Omaha, NE 68124-6008
          -------------------------------------------------------------
                   (Name and Address of Agent for Service)

                        Copies of all communications to:
                            Patrick W.D. Turley, Esq.
                                   Dechert LLP
                              1775 Eye Street N.W.
                            Washington, DC 20006-2401


  It is proposed that this filing will become effective December 30, 2005 pursuant to paragraph (b) under the Securities Act of 1940

THE WEITZ FUNDS


PARTNERS III OPPORTUNITY FUND


PROSPECTUS

DECEMBER 30, 2005


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


Partners III Opportunity Fund Summary                                          3
Performance of the Predecessor Partnership                                     6
Fund Expenses                                                                  7
More About the Fund                                                            8
Purchasing Shares                                                             12
Redeeming Shares                                                              18
Exchanging Shares                                                             22
Pricing of Shares                                                             23
Distributions and Taxes                                                       24
Management                                                                    26
Additional Information                                                        28
Notice of Privacy Policy and Procedures                                       30

                      PARTNERS III OPPORTUNITY FUND SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Partners III Opportunity Fund (the "Fund") is capital appreciation. The investment objective of the Fund can be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks to achieve its objective by investing primarily in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds. The Fund may also invest in put and call options and commodities contracts and futures transactions such as stock index futures, may borrow money, purchase securities on margin and engage in short selling of securities. The Fund may invest in the equity securities of issuers of all sizes, including small capitalization companies (which are those with a market capitalization of less than $2 billion). The Fund may invest in the securities of other investment companies, which may include exchange traded funds. The Fund's investment strategy (which is called "value investing") is to invest primarily in the securities of sound, growing, well-managed businesses. In implementing this strategy, Wallace R. Weitz & Company ("Weitz & Co."), the investment advisor, attempts to:


- Identify attractive businesses that Weitz & Co. understands and which have honest, competent management;
- Estimate the price that an informed, rational buyer would pay for 100% of that business; and then
- Buy securities of that business if they are available at a significant discount to this "business value" or "private market value".

The Fund is non-diversified and will generally hold a relatively concentrated portfolio. The tax consequences of each investment decision will be considered, but maximization of after-tax returns will be given preference over minimization of income tax liability.

PRINCIPAL RISKS

You should be aware that an investment in the Fund involves certain risks, including the following:

- PRICE OF FUND SHARES WILL FLUCTUATE As with any other mutual fund, the share price of the Fund will fluctuate daily depending on general market conditions and other factors. YOU MAY LOSE MONEY IF YOU INVEST IN THE FUND.

- INVESTMENT IN UNDERVALUED SECURITIES Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. THEREFORE, INVESTORS SHOULD PURCHASE SHARES OF THE FUND ONLY IF THEY INTEND TO BE PATIENT LONG-TERM INVESTORS.

- SMALLER COMPANY RISK Small capitalization companies may not have the size, resources or other assets of large capitalization companies. The prices of such issuers can fluctuate more than the stocks of larger companies and they may not necessarily correspond to the changes in the stock market in general.

- NON-DIVERSIFIED FUND Because the Fund is non-diversified, it may have larger positions in fewer companies or industries than a diversified fund. A concentrated portfolio is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

- FAILURE TO MEET INVESTMENT OBJECTIVE There can be no assurance that the Fund will meet its investment objective.

- SHORT SALES If the price of a stock sold short increases after the sale, the Fund will lose money because it will have to pay a higher price to repurchase the borrowed stock when it closes its short position. The loss of value on a short sale is theoretically unlimited. The Fund has to borrow the securities to enter into the short sale. If the lender demands the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities. If this occurs at the same time other short sellers are trying to borrow or buy in the securities, a "short squeeze" could occur, causing the stock price to rise and making it more likely that the Fund will have to cover its short position at an unfavorable price.

- LEVERAGE The Fund may borrow from banks and pledge its assets in connection with the borrowing. If the interest expense on the borrowings is greater than the income and increase in value of the securities purchased with the proceeds of the borrowing, the use of leverage will decrease the return to the Fund's shareholders. Use of leverage also tends to magnify the volatility of the Fund's returns.


- INTEREST RATE RISK The market value of a bond is significantly affected by changes in interest rates. Generally, the longer the average maturity of the bonds in the investment portfolio of the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.


- CREDIT RISK When a bond is purchased, its anticipated yield is dependent on the timely payment by the issuer of each installment of interest and principal. Lower-rated and unrated bonds, while often having a higher yield than higher-rated bonds involve an increased possibility that the issuer may not be able to make its payments of interest and principal. During periods of deteriorating economic and market conditions, the market value of lower-rated and unrated bonds may decline due to concerns over credit quality. In addition, the liquidity of such securities may be affected, making it more difficult for a Fund to sell the security.

- CALL RISK The Fund may invest in corporate bonds, which are generally subject to call risk. Corporate bonds and some securities issued by United States agencies may be called (redeemed) at the option of the issuer at a specific price before reaching their stated maturity date. This risk increases when market interest rates are declining, because issuers may find it desirable to refinance by issuing new bonds at lower interest rates. If a bond held by the Fund is called during a period of declining interest rates, the Fund will likely reinvest the proceeds received by it at a lower interest rate than that of the called bond, causing a decrease in the Fund's income.

- GOVERNMENT-SPONSORED ENTERPRISES While not a principal investment strategy, the Fund may invest in certain government-sponsored enterprises whose obligations are not direct obligations of the U.S. Treasury. Entities such as FHLB, Fannie Mae and Freddie Mac, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by such agencies are neither guaranteed nor insured by the United States Government.


- INVESTMENTS IN OTHER INVESTMENT COMPANIES The Fund may invest in the shares of other investment companies. Investing in the shares of other investment companies involves the risk that such other investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Fund. To the extent that the Fund is invested in the shares of other investment companies, the Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in investment company shares.

- INVESTMENTS IN EXCHANGE TRADED FUNDS The Fund may invest in exchange traded funds ("ETFs"). ETFs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index. ETFs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF's ability to track its index.

- INVESTMENTS IN PUT AND CALL OPTIONS. The Fund may buy and sell put and call options. Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time. Investments in puts and calls involve the risk that since the puts and calls are options which have an expiration date, the Fund could lose the entire cost of those puts and calls which expire worthless.

- INVESTMENTS IN STOCK INDEX FUTURES CONTRACTS. The Fund may buy and sell stock index futures contracts. A stock index fluctuates generally with changes in the market values of the stocks included in the index. The Fund's primary purpose in entering into such contracts is to protect it from fluctuations in the value of securities without actually buying or selling the underlying security. Futures transactions involve brokerage costs and require the Fund to segregate liquid assets to cover its performance under such contracts. The Fund's overall performance could be adversely affected by entering into such contracts if the Adviser's judgment with respect to the investment proves incorrect.

                     PERFORMANCE OF PREDECESSOR PARTNERSHIP

As of December 30, 2005, the Fund succeeded to substantially all of the assets of Weitz Partners-III Limited Partnership (the "Predecessor Partnership"). The following chart and table provides an indication of the risks of investing in the Fund by showing changes in the Predecessor Partnership's performance from year to year over the periods indicated and by showing how the Predecessor Partnership's average annual returns for the periods indicated compared to those of a broad-based securities market index. Wallace R. Weitz was the General Partner and portfolio manager for the Predecessor Partnership since its inception in June 1983 and is the portfolio manager for the Fund. The Fund's investment objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Partnership. Performance numbers are presented after deducting all fees and expenses of the Predecessor Partnership. During this period, the Predecessor Partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940 or the Internal Revenue Code, which if applicable, might have adversely affected the performance of the Predecessor Partnership. In considering the information set forth below you should remember that past performance is not necessarily an indication of how the Fund will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

[CHART]

1995    43.3%
1996    25.0%
1997    37.1%
1998    10.9%
1999    10.6%
2000    37.4%
2001     6.6%
2002   -16.1%
2003    42.6%
2004    22.1%

Best Quarter in last ten calendar years    26.1%   2nd Quarter 2003
Worst Quarter in last ten calendar years  -16.0%   3rd Quarter 2002

The Fund's year-to-date return for the nine months ended September 30, 2005 was -3.9%.

          AVERAGE ANNUAL RETURNS (FOR PERIODS ENDED DECEMBER 31, 2004)

                                                                                SINCE
                                       1 YEAR    5 YEARS  10 YEARS  20 YEARS  INCEPTION+
                                       ------    -------  --------  --------  ---------
Return Before Taxes                     22.11%    15.58%    20.04%    16.27%    15.99%
Return After Taxes on Distributions**     N/A       N/A       N/A       N/A       N/A
Return After Taxes on Distributions
   and Sale of Fund Shares**              N/A       N/A       N/A       N/A       N/A
Standard & Poor's 500 Index*            10.87%    -2.30%    12.05%    13.19%    12.67%

* The Standard & Poor's 500 Index is an unmanaged index of 500 companies generally representative of the market for the stocks of large-size U.S. companies. The Index does not reflect the deduction of fees or expenses associated with a mutual fund or the impact of taxes.
** After tax returns are not provided because the Predecessor Partnership's tax treatment was different than that of a registered investment company.
+  The Predecessor Partnership commenced operation on June 1, 1983.

                                  FUND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Maximum Sales Charge (Load) Imposed on Purchases                         None
   Maximum Deferred Sales Charge (Load)                                     None
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends              None
   Redemption Fee                                                           None
   Exchange Fee                                                             None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   Management Fees                                                          1.00%
   Distribution (12b-1) Fees                                                None
   Other Expenses*                                                           .58%
                                                                            ----
   Total Annual Fund Operating Expenses                                     1.58%

* "Other expenses" are based upon estimated amounts for the current fiscal year.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as set forth in the table to the right:

  1 year    $    161
 3 years         499
 5 years         860
10 years       2,103

                                 MORE ABOUT THE FUND

INVESTMENT OBJECTIVE

The investment objective of the Fund is capital appreciation. The investment objective of the Fund can be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks to achieve its objective by investing primarily in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds. The Fund may also invest in put and call options and commodities contracts and futures transactions such as stock index futures, may borrow money, purchase securities on margin and engage in short selling of securities. The Fund may invest in the equity securities of issuers of all sizes, including small capitalization companies (which are those with a market capitalization of less than $2 billion). The Fund may invest in the securities of other investment companies, which may include exchange traded funds. The Fund may also invest in other securities of a company not convertible into common stock, such as bonds and preferred stock which Wallace R. Weitz & Company ("Weitz & Co."), the investment adviser, determines may offer the opportunity for capital appreciation. Such convertible or non-convertible securities may be investment grade, non-investment grade or unrated. The Fund considers long-term capital gains preferable to short-term capital gains and dividend and interest income, but all such gains and income are acceptable. The Fund is non-diversified and will generally hold a relatively concentrated portfolio. The tax consequences of each investment decision will be considered, but maximization of after-tax returns will be given preference over minimization of income tax liability.


The Fund's investment strategy (which is called "value investing") is to invest primarily in the securities of sound, growing, well-managed businesses. In implementing this strategy, Weitz & Co. attempts to:

- Identify attractive businesses that Weitz & Co. understands and which have honest, competent management;

- Estimate the price that an informed, rational buyer would pay for 100% of that business; and then

- Buy securities of that business if they are available at a significant discount to this "business value" or "private market value".

At the heart of the calculation of value is an estimate of the value today of the right to receive all of the cash that a business will generate for its owners in the future. The valuation may focus on asset values, earning power, the intangible value of a company's "franchise" in its market or a combination of these variables, depending on the nature of the business. Weitz & Co. then tries to buy shares of the company's stock at a significant discount to this "private market value." Weitz & Co. hopes that the stock price will rise as the value of the business grows and as the valuation discount narrows. However, even if the analysis of business value is correct, the stock price may fail to reflect this value.

Weitz & Co. does not try to "time" the market, but if there is cash available for investment and there are not stocks which meet the Funds' investment criteria or if Weitz & Co. determines market conditions warrant, the Fund may invest without limitation in cash or high quality fixed income securities for temporary defensive purposes. In the event that the Fund takes such a temporary defensive position, it may not achieve its investment objective during this temporary period.

PRINCIPAL RISKS

You should be aware that an investment in the Fund involves certain risks, including the following:

- PRICE OF FUND SHARES WILL FLUCTUATE As with any other mutual fund, the share price of the Fund will fluctuate daily depending on general market conditions and other factors. YOU MAY LOSE MONEY IF YOU INVEST IN THE FUND.

- INVESTMENT IN UNDERVALUED SECURITIES Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. THEREFORE, INVESTORS SHOULD PURCHASE SHARES OF THE FUND ONLY IF THEY INTEND TO BE PATIENT LONG-TERM INVESTORS.

- SMALLER COMPANY RISK Small capitalization companies may not have the size, resources or other assets of large capitalization companies. The prices of such issuers can fluctuate more than the stocks of larger companies and they may not necessarily correspond to the changes in the stock market in general.

- NON-DIVERSIFIED FUND Because the Fund is non-diversified, it may have larger positions in fewer companies or industries than a diversified fund. A concentrated portfolio is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

- FAILURE TO MEET INVESTMENT OBJECTIVE There can be no assurance that the Fund will meet its investment objective.

- SHORT SALES If the price of a stock sold short increases after the sale, the Fund will lose money because it will have to pay a higher price to repurchase the borrowed stock when it closes its short position. The loss of value on a short sale is theoretically unlimited. The Fund has to borrow the securities to enter into the short sale. If the lender demands the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities. If this occurs at the same time other short sellers are trying to borrow or buy in the securities, a "short squeeze" could occur, causing the stock price to rise and making it more likely that the Fund will have to cover its short position at an unfavorable price.

- LEVERAGE The Fund may borrow from banks and pledge its assets in connection with the borrowing. If the interest expense on the borrowings is greater than the income and increase in value of the securities purchased with the proceeds of the borrowing, the use of leverage will decrease the return to the Fund's shareholders. Use of leverage also tends to magnify the volatility of the Fund's returns.

- INTEREST RATE RISK The market value of a bond is significantly affected by changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Generally, the longer the average maturity of the bonds in the investment portfolio of the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

- CREDIT RISK When a bond is purchased, its anticipated yield is dependent on the timely payment by the issuer of each installment of interest and principal. Lower-rated and unrated bonds, while often having a higher yield than higher-rated bonds involve an increased possibility that the issuer may not be able to make its payments of interest and principal. During periods of deteriorating economic and market conditions, the market value of lower-rated and unrated bonds may decline due to concerns over credit quality. In addition, the liquidity of such securities may be affected, making it more difficult for the Fund to sell the security.

- CALL RISK The Fund may invest in corporate bonds, which are generally subject to call risk. Corporate bonds and some securities issued by United States agencies may be called (redeemed) at the option of the issuer at a specific price before reaching their stated maturity date. This risk increases when market interest rates are declining, because issuers may find it desirable to refinance by issuing new bonds at lower interest rates. If a bond held by the Fund is called during a period of declining interest rates, the Fund will likely reinvest the proceeds received by it at a lower interest rate than that of the called bond, causing a decrease in the Fund's income.

- GOVERNMENT-SPONSORED ENTERPRISES While not a principal investment strategy, the Fund may invest in certain government-sponsored enterprises whose obligations are not direct obligations of the U.S. Treasury. Entities such as FHLB, Fannie Mae and Freddie Mac, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by such agencies are neither guaranteed nor insured by the United States Government.


- INVESTMENTS IN OTHER INVESTMENT COMPANIES The Fund may invest in the shares of other investment companies. Investing in the shares of other investment companies involves the risk that such other investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Fund. To the extent that the Fund is invested in the shares of other investment companies, the Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in investment company shares.

- INVESTMENTS IN EXCHANGE TRADED FUNDS The Fund may invest in exchange traded funds ("ETFs"). ETFs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index. ETFs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF's ability to track its index.

- INVESTMENTS IN PUT AND CALL OPTIONS. The Fund may buy and sell put and call options. Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time.

   Investments in puts and calls involve the risk that since the puts and calls are options which have an expiration date, the Fund could lose the entire cost of those puts and calls which expire worthless.

- INVESTMENTS IN STOCK INDEX FUTURES CONTRACTS. The Fund may buy and sell stock index futures contracts. A stock index fluctuates generally with changes in the market values of the stocks included in the index. The Fund's primary purpose in entering into such contracts is to protect it from fluctuations in the value of securities without actually buying or selling the underlying security. Futures transactions involve brokerage costs and require the Fund to segregate liquid assets to cover its performance under such contracts. The Fund's overall performance could be adversely affected by entering into such contracts if the Adviser's judgment with respect to the investment proves incorrect.


In making investment decisions, Weitz & Co. distinguishes between security price volatility and the risk of permanent loss of capital. Some of the securities the Fund owns may be volatile. Since the Fund focuses on long-term total return (income plus capital gain), we are not as concerned with short-term volatility.

We ARE concerned with the risk of PERMANENT loss of capital. We believe that by focusing on the value of the underlying business and being disciplined about buying stocks only when they appear to be selling below the company's business value, we enjoy what Benjamin Graham (sometimes known as the father of "value" investing) called a "margin of safety." The margin of safety reduces, but does not eliminate, risk. However, we will make mistakes in measuring value, business values may deteriorate after we buy, and stocks may sell below their business values indefinitely, so we cannot avoid incurring losses. Also since our investment approach leads us to invest in stocks which are not currently popular, the Fund is subject to extended periods during which its investments may under-perform others or display volatile price movements.

                                PURCHASING SHARES

OPENING A REGULAR NEW ACCOUNT

You can open a new account by:

-  Completing and signing a Weitz Funds purchase application;

- Enclosing a check made payable to The Weitz Funds. We do not accept cash, money orders, post-dated checks, travelers checks, third-party checks, credit card convenience checks, instant loan checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks;

-  Mailing the application and the check to:

     BY MAIL:
     Weitz Funds
     P.O. Box 219320
     Kansas City, Missouri 64121-9320

     BY CERTIFIED OR OVERNIGHT DELIVERY:
     Weitz Funds
     c/o Boston Financial Data Services
     330 W. 9th, 5th Floor
     Kansas City, Missouri 64105

- Providing other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts.

PLEASE NOTE THAT THE MINIMUM INVESTMENT REQUIRED TO OPEN A REGULAR ACCOUNT IS $500,000. THE MINIMUM INVESTMENT AMOUNT WILL BE WAIVED FOR CURRENT PARTNERS OF THE PREDECESSOR PARTNERSHIP, CURRENT AND FUTURE TRUSTEES OF THE WEITZ FUNDS AND CURRENT AND FUTURE EMPLOYEES OF WEITZ & CO. AND FAMILY MEMBERS OF SUCH TRUSTEES OR EMPLOYEES WHO RESIDE AT THE SAME ADDRESS AS THE TRUSTEE OR THE EMPLOYEE. THERE IS CURRENTLY NO SUBSEQUENT MINIMUM INVESTMENT REQUIREMENT.

The Weitz Funds also reserve the right, in its sole discretion, to reject any order or subsequent purchase, to waive initial investment minimums for new accounts and to modify investment minimums from time to time. All purchase orders are subject to acceptance by authorized officers of the Weitz Funds and are not binding until so accepted.

Boston Financial Data Services ("BFDS") is the sub-transfer agent for the Funds. Any checks received directly by the Funds at their business address will be forwarded promptly to BFDS and processed when received by BFDS.

OPENING A RETIREMENT ACCOUNT

Certain individuals may be eligible to open a traditional IRA, a Roth IRA or a SEP IRA. In addition, existing IRA accounts and certain qualified pension and profit sharing plans can be rolled over or transferred into a new IRA account, which can be invested in shares of the Fund. You can request information about establishing an IRA by calling the Weitz Funds at 402-391-1980 or 800-304-9745. After reviewing the material, you may open an IRA account by:

-  Completing the IRA application and the transfer form, if applicable;

-  Mailing the forms to the address shown above.

Currently, IRA accounts are not charged an annual maintenance fee.

Shares of the Fund may also be purchased as an investment in other types of pension or profit sharing plans. Although the Weitz Funds will endeavor to provide assistance to shareholders who are participants in such plans, it does not have forms of such plans for adoption and does not undertake to offer advice relating to the establishment of such plans or compliance with the ongoing requirements for such plans. Plan participants should seek the guidance of a professional adviser before investing retirement monies in shares of the Fund.

PURCHASING SHARES OF THE FUND

You pay no sales charge when you purchase shares of the Fund. The price you pay for the Fund's shares is the Fund's net asset value per share which is calculated once each day generally as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) on days on which the exchange is open for business. If your purchase request is received in good order on any day prior to such time, your purchase price will be the net asset value calculated on that day. If your purchase request is received in good order on any day after such time, your purchase price will be the net asset value calculated on the next business day. We cannot hold investments to be processed at a later date. The shares you purchase must be qualified for sale in your state of residence. YOU SHOULD PURCHASE SHARES OF THE FUND ONLY IF YOU INTEND TO BE A PATIENT LONG-TERM INVESTOR. Excessive trading into or out of the Fund may harm the Fund's performance by disrupting the portfolio management process. Such trading may also increase expenses for other shareholders. If you engage in this type of activity, your trading privileges may be suspended or terminated. All purchases are subject to acceptance by the Fund and the Fund reserves the right to reject any purchase in order to prevent transactions considered to be harmful to existing shareholders. See the caption FREQUENT TRADING POLICY on Page 20 for additional information about the Fund's policy with respect to frequent or excessive trading.

You can purchase shares in the following manner:

     BY MAIL. You can purchase additional shares in an existing account by:

- Sending a check made payable to The Weitz Funds. We do not accept cash, money orders, post-dated checks, travelers checks, third-party checks, credit card convenience checks, instant loan checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks;

- Completing the information on the remittance stub which is the bottom portion of your most recent transaction statement;

-  Mailing the check and remittance stub to:

     BY MAIL:
     Weitz Funds
     P.O. Box 219320
     Kansas City, Missouri 64121-9320

     BY CERTIFIED OR OVERNIGHT DELIVERY:
     Weitz Funds
     c/o Boston Financial Data Services
     330 W. 9th, 5th Floor
     Kansas City, Missouri 64105

If the remittance stub is not available, please indicate on your check or on a separate piece of paper your account name, address and account number. If you are purchasing shares for a new account, please see the procedures described above under the heading "Opening a Regular New Account."

If your check is returned because of insufficient funds or because you have stopped payment on the check, you will be responsible for any losses sustained by the Fund as a result of custodian or transfer agent fees or a decline in the net asset value when the shares are cancelled. If you are an existing shareholder, losses may be collected by redeeming shares from your account.

     BY WIRE. You can purchase shares with payment by bank wire by:

- Calling Client Services at 402-391-1980 or 800-304-9745 and furnishing your account name, address and account number together with the amount being wired and the name of the wiring bank;

-  Instructing the bank to wire funds as follows:

     State Street Bank & Trust
     ABA# 101003621
     DDA# 8907561075
     Weitz Funds Purchase Account
     For credit to (indicate appropriate Fund number):
            Partners III Opportunity    310
     For the account of: Your Account Number and Name

If you are purchasing shares by wire for a new account, you must send a completed purchase application to the Weitz Funds at the address set forth above PRIOR to wiring your payment.

THE WEITZ FUNDS WILL NOT BE RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS IN THE BANK OR FEDERAL RESERVE WIRE SYSTEM. BANKS MAY IMPOSE A CHARGE FOR THE WIRE TRANSFER OF FUNDS.

   BY AUTOMATIC INVESTMENT. At the time you open an account you can choose to make automatic investments in shares of the Fund (minimum investment of $100) at regular intervals (on the 1st or 15th day of the month or, if such day is not a business day, on the next following business day) by:

- Completing the Automatic Investment Account Option of the purchase application; and

-  Sending a voided check from your bank account.

Your request to establish automatic investment privileges must be received by the Weitz Funds at least 15 days prior to the initial automatic investment.

You can add or cancel the automatic investment service or change the amount by sending a request in writing to the Weitz Funds that must be received at least three business days before the effective date of the change.

If your automatic investment transaction is returned by the bank, the Weitz Funds may hold you responsible for any costs to the Fund resulting from (i) fees charged to the Fund or (ii) a decline in the net asset value of the Fund when the shares issued are canceled.

PURCHASING THROUGH OTHERS

Shares of the Fund may also be purchased through certain broker-dealers or other financial intermediaries that have entered into selling agreements or related arrangements with Weitz & Co. or its affiliates. If you invest through such entities, you must follow their procedures for buying and selling shares. Please note that such financial intermediaries may charge you fees in connection with purchases of Fund shares. Such broker-dealers or financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Fund. If the broker-dealer or financial intermediary submits trades to the Fund, the Fund will use the time of day when such entity or its designee receives the order to determine the time of purchase or redemption, and will process the order at the next closing price computed after receipt. The broker-dealer or financial intermediary generally has the responsibility of sending prospectuses, shareholder reports, statements and tax forms to their clients.

Weitz & Co. may, from time to time, make payments to broker-dealers or other financial intermediaries for certain services to the Fund and/or their shareholders, including sub-administration, sub-transfer agency and shareholder servicing.

CHANGING YOUR ADDRESS

You can change the address on your account by sending a written request to the Weitz Funds. Your written request must be signed by ALL registered owners of the account and should include your account name(s), account number(s) and both the new and old addresses. To protect you and the Fund, any redemption request received within 15 days of an address change must be accompanied by a signature guarantee, as described below.

CONFIRMATIONS AND SHAREHOLDER REPORTS

Each time you purchase, redeem or exchange shares, you will receive a confirmation of the transaction from the Weitz Funds. At the end of each calendar quarter you will receive a statement which will include information on activity in your account.

You should review your confirmations and statements for accuracy and report any discrepancies to us promptly.

The Fund also provides quarterly shareholder reports which include a listing of the securities in the portfolio at the end of the quarter, together with a letter from the portfolio manager discussing, among other things, investment results for the quarter. The annual report for the Fund will include the Fund's audited financial statements for the previous fiscal year and the semi-annual report will include unaudited financial statements.

To reduce the volume of mail you receive, the Weitz Funds will send a single copy of most financial reports and prospectuses to a shareholder with multiple accounts (single, retirement, joint, etc.) if such accounts have the same tax identification number and the same address. You may request that additional copies be sent by notifying the Weitz Funds.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Weitz Funds, to obtain, verify and record information that identifies each customer (as defined in the Department of Treasury's Customer Identification Program for Mutual Funds) who opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: the Weitz Funds must obtain the following information for each customer who opens an account:

-  Name;

-  Date of birth (for individuals);

-  Physical residential address (not post office boxes); and

- Taxpayer Identification Number such as Social Security Number or other identifying number.

Following receipt of your information, the Weitz Funds will follow its Customer Identification Program to attempt to verify your identity. You may be asked to provide certain other documentation (such as a driver's license or a passport) in order to verify your identity. Additional information may be required to open accounts for corporations and other non-natural persons. The Weitz Funds will also follow its Customer Identification Program to obtain, verify and record the identity of persons authorized to act on accounts for such non-natural persons. Any documents requested in connection with the opening of an account will be utilized solely to establish the identity of customers in accordance with the requirements of law.

FEDERAL LAW PROHIBITS THE WEITZ FUNDS AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THE MINIMUM IDENTIFYING INFORMATION IS RECEIVED. THE WEITZ FUNDS ARE ALSO REQUIRED TO VERIFY THE IDENTITY OF THE NEW CUSTOMER UNDER THE WEITZ FUND'S CUSTOMER IDENTIFICATION PROGRAM AND MAY BE REQUIRED TO REJECT A NEW ACCOUNT APPLICATION, CLOSE YOUR ACCOUNT OR TAKE OTHER STEPS AS THEY DEEM REASONABLE IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY. IF AN ACCOUNT IS CLOSED, THE SHARES IN THAT ACCOUNT WILL BE REDEEMED AT THE NET ASSET VALUE DETERMINED ON THE REDEMPTION DATE.

TELEPHONE COMMUNICATIONS

Telephone conversations with the Weitz Funds may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

ACCOUNT ACCESS INFORMATION

You may obtain personal account information:

-  On the Weitz Fund's website, www.weitzfunds.com;

- By calling Client Services at 402-391-1980 or 800-304-9745 between 8:00 a.m. and 4:30 p.m. (Central Time); or

-  By calling the 24-hour automated customer service line at 800-773-6472.

                                REDEEMING SHARES

REDEMPTION PROCEDURES

Shares will be redeemed at the net asset value next determined after receipt of a redemption request in good order. If your redemption request is received in good order on any day prior to the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) on days on which the exchange is open for business, shares will be redeemed at the net asset value calculated on that day. If your redemption request is received in good order after such time, shares will be redeemed at the net asset value calculated on the next business day. There are no fees for redeeming shares. You must have a completed purchase application on file with the Weitz Funds before a redemption request will be accepted. In addition, the Weitz Funds must have received payment for the shares being redeemed and may delay the redemption payment (normally not more than 15 days) until the purchase funds have cleared. You can call Client Services at 402-391-1980 or 800-304-9745 if you have questions about the requirements for redemption requests.

You can redeem shares of the Fund at any time in the following manner:

   BY WRITTEN REQUEST. You can redeem shares of the Fund by sending a redemption request in writing to the Weitz Funds. A written redemption request in good order should include the following:

-  Your account name, account number and Fund name;

- The amount of the redemption being requested (specified in dollars or shares);

- The signature of ALL account owners exactly as they are registered on the account; if you are a corporate or trust shareholder, the signature must be of an authorized person with an indication of the capacity in which such person is signing;

-  A signature guarantee, if required; and

- Other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts. (Corporate resolutions must be dated within six months of the redemption request.) You can call Client Services at 402-391-1980 or 800-304-9745 for information on which documents may be required.

Written redemption requests can be sent by mail or facsimile transmission to:

     BY MAIL:
     Weitz Funds
     P.O. Box 219320
     Kansas City, Missouri 64121-9320

     BY CERTIFIED OR OVERNIGHT DELIVERY:
     Weitz Funds
     c/o Boston Financial Data Services
     330 W. 9th, 5th Floor
     Kansas City, Missouri 64105
     Fax Number: 402-391-2125

     BY TELEPHONE REQUEST. If you have an individual account directly with the Fund, you can redeem shares of the Fund over the telephone up to a maximum amount of $100,000. Telephone redemptions cannot be made from IRA accounts, retirement accounts, corporate accounts or certain other accounts. The ability to redeem shares by telephone is automatically established on any account for which telephone redemptions are available unless the account holder requests otherwise. A telephone redemption request can be made by calling 402-391-1980 or 1-800-304-9745. If an account has multiple owners, the Weitz Funds may rely on the instructions of any one account owner. A telephone redemption request in good order should include the following:

-  Your account name, account number and Fund name;

- The amount of the redemption being requested (specified in dollars or shares); and

-  Other identifying information which is requested.

Please retain the confirmation number assigned to your telephone redemption as proof of your trade. The Weitz Funds reserve the right to (i) refuse a telephone redemption if they believe it is advisable to do so; and (ii) revise or terminate the telephone redemption privilege at any time.

The Weitz Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, which will include use of specific identifying information. When such procedures are followed, the Weitz Funds will not be liable for losses caused by following telephone instructions which are reasonably believed to be genuine.

REDEMPTION PAYMENTS

Payment for the shares redeemed will be made as soon as possible, but no later than seven days after the date of the receipt of your redemption request in good order. Payment will normally be made by check. Payment may also be made by wire transfer in accordance with wire instructions provided in writing to the Fund accompanied by a signature guarantee. The Weitz Funds reserve the right to require you to pay for the cost of transmitting the wire transfer. Your bank may also impose a charge to receive the wire transfer.

To protect you and the Fund, any redemption request received within 15 days of an address change must be accompanied by a signature guarantee.

A redemption of shares of the Fund is treated as a sale for tax purposes and will generally result in a short-term or long-term capital gain or loss, depending on how long you have owned the shares.

If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the Weitz Funds reserve the right to reinvest your redemption proceeds in your account at the then current net asset value.

SIGNATURE GUARANTEES

The Weitz Funds reserve the right to require a signature guarantee on all redemptions. Signature guarantees will be required in the following circumstances:

- A redemption request which is payable to anyone other than the shareholder of record;

- A redemption request which is to be mailed to an address other than the address of record;

- A redemption request which is payable to a bank account other than the bank account of record;

-  A redemption request received within 15 days of an address change; and

-  Instructions to establish or change wire instructions.

A SIGNATURE-GUARANTEED REQUEST MAY NOT BE SENT BY FACSIMILE.

A SIGNATURE GUARANTEE MUST BE OBTAINED FROM AN INSTITUTION PARTICIPATING IN THE SECURITIES TRANSFER AGENT MEDALLION PROGRAM. SUCH INSTITUTIONS TYPICALLY INCLUDE COMMERCIAL BANKS THAT ARE FDIC MEMBERS, TRUST COMPANIES, AND MEMBER FIRMS OF A DOMESTIC STOCK EXCHANGE. "STAMP 2000 MEDALLION IMPRINTS" IS THE ONLY FORM OF SIGNATURE GUARANTEE THAT WILL BE ACCEPTED. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

OTHER REDEMPTION INFORMATION

Redemption payments normally will be made wholly in cash. The Fund may, however, redeem its shares through the distribution of portfolio securities if and to the extent that redemptions by the same shareholder during any 90-day period exceed the lesser of (i) $250,000, or (ii) one percent of the net assets of the Fund at the beginning of the period. Shareholders whose shares are redeemed in kind may be subject to brokerage commissions or other transaction charges upon the resale of the distributed securities.

The Fund may suspend redemptions or postpone payment at times when the New York Stock Exchange is closed for other than weekends or holidays, or under emergency circumstances as permitted by the U.S. Securities and Exchange Commission.

The Fund reserves the right to automatically redeem any account balance in cases where the account balance falls below $500. Shareholders will be notified in writing at least 60 days prior to the automatic redemption of their account due to an account balance falling below $500. Such automatic redemptions will reduce unnecessary administrative expenses and therefore, benefit the majority of shareholders.

FREQUENT TRADING POLICY


The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. Frequent trading into and out of the Fund can have adverse consequences for the Fund and for long-term shareholders in the Fund. The Weitz Funds believe that frequent or excessive short-term trading activity by shareholders of the Fund may be detrimental to long-term investors because those activities may, among other things: (a) dilute the value of shares held by long-term shareholders; (b) cause the Fund to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses; and (d) incur additional tax liability. The Fund therefore discourages frequent purchase and redemptions by shareholders. To protect against frequent or excessive short-term trading, the Board of Trustees of the Fund has adopted policies and procedures that are intended to permit the Fund to curtail such activity by shareholders. At the present time the Fund does not impose limits on the frequency of purchases and redemptions, nor does it limit the number of exchanges into any of the Weitz Funds based upon the determination by the Board of Trustees that due to the nature of the Fund's investment objectives, it is generally subject to minimal risks of frequent trading. The Fund reserves the right, however, to impose certain limitations at any time with respect to trading in shares of the Fund, including suspending or terminating trading privileges in Fund shares, for any investor whom it believes has a history of abusive trading or whose trading, in the judgment of the Fund, has been or may be disruptive to the Fund. The Fund's ability to detect and prevent any abusive or excessive short-term trading may be limited to the extent such trading involves Fund shares held through omnibus accounts of a financial intermediary.

                                EXCHANGING SHARES

You can exchange shares of one Fund for shares of another Weitz Fund. EXCHANGES WILL ONLY BE MADE BETWEEN ACCOUNTS WITH IDENTICAL REGISTRATIONS. The ability to initiate such exchanges by telephone is automatically established on your account unless you request otherwise. You can request the exchange of shares by telephone or in writing in the following manner:

- Provide the name of the Funds, the account name, account number and the dollar amount of shares to be exchanged; and

-  Other identifying information which is requested.

Please retain the confirmation number assigned to your telephone exchange as proof of your trade.

You should be aware that although there are no sales commissions or other transaction fees related to exchanging shares, such an exchange is treated as a sale of shares from a Fund and the purchase of shares of the other Fund and any gain or loss on the transaction will be reportable on your tax return. The price for the shares being exchanged will be the net asset value of the shares next determined after your exchange request is received.

The Weitz Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, which will include use of specific identifying information. When such procedures are followed, The Weitz Funds will not be liable for losses caused by following telephone instructions which are reasonably believed to be genuine. The Weitz Funds reserve the right to (i) refuse a telephone exchange if they believe it is advisable to do so; and (ii) revise or terminate the telephone exchange privilege at any time.

YOU SHOULD PURCHASE SHARES OF THE FUND ONLY IF YOU INTEND TO BE A PATIENT LONG-TERM INVESTOR. The exchange privilege is offered as a convenience to shareholders and is not intended to be a means of speculating on short-term movements in securities prices. The Weitz Funds reserve the right at any time to suspend, limit, modify or terminate exchange privileges in order to prevent transactions considered to be harmful to existing shareholders. See the caption FREQUENT TRADING POLICY on Page 20 for additional information about the Fund's policy with respect to frequent or excessive trading.

                                PRICING OF SHARES

The Fund's net asset value per share is determined once each day generally as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) on days on which the New York Stock Exchange is open for business. Currently the New York Stock Exchange and the Funds are closed for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend):

   - New Year's Day

   - Martin Luther King, Jr. Day

   - Presidents' Day

   - Good Friday

   - Memorial Day

   - Independence Day

   - Labor Day

   - Thanksgiving

   - Christmas

The net asset value of the Fund is generally based on the market value of the securities in the Fund. If market values are not readily available or are deemed to be unreliable, such as with respect to restricted securities, private placements or other types of illiquid securities, the securities will be valued using valuation procedures approved by the Weitz Fund's Board of Trustees. These valuation procedures permit the Board to establish values for such securities based upon a good faith estimation of the fair market value of the subject security. As a result of relying on these valuation procedures, the Fund may, therefore, utilize a valuation for a given security that is different from the value actually realized upon the eventual sale of the security.

                             DISTRIBUTIONS AND TAXES

SHAREHOLDER DISTRIBUTIONS

You will receive distributions from the Fund which are your share of the Fund's net income and gain on its investments. The Fund passes substantially all of its earnings along to its shareholders in the form of distributions. Distributions for the Fund are generally paid in June and December of each year.

You will receive your distributions from the Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you wish to change your instructions, you may notify the Weitz Funds in writing or call Client Services at 402-391-1980 or 1-800-304-9745. If an account has multiple owners, the Weitz Funds may rely on the instructions of any one account owner. Cash payment of distributions, if requested, will generally be mailed within five days of the date such distributions are paid. If you have elected to receive distributions in cash and your check is returned as undeliverable, you will not receive interest on amounts represented by the uncashed check.

If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the Weitz Funds reserve the right to reinvest your distribution proceeds in your account at the then current net asset value.

TAXATION OF DISTRIBUTIONS

The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although distributions paid to shareholders by the Fund are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Distributions are taxable regardless of how long you have owned shares of the Fund and whether your distributions are reinvested in shares of the Fund or paid to you in cash. Distributions that are derived from net long-term capital gains from the sale of securities the Fund owned for more than 12 months generally will be taxed as long-term capital gains. All other distributions, including short-term capital gains, generally will be taxed as ordinary income.

Early each calendar year the Weitz Funds will send you the information you will need to report on your tax return the amount and type of distributions you receive.

The tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Weitz Funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a 61-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

TAXATION OF SALES AND EXCHANGES

If you sell shares of the Fund or exchange shares of the Fund for shares of another fund in the Weitz Funds family of funds, you will be taxed on the amount of any gain. The gain will generally be determined by subtracting your tax basis in the shares from the redemption proceeds or the value of shares received. Your tax basis will depend on the original purchase price you paid and the price at which any distributions may have been reinvested. You should keep your annual account statements so that you or your tax advisor will be able to properly determine the amount of any taxable gain.

BACKUP WITHHOLDING

Federal law requires the Fund to withhold a portion of distributions and/or proceeds from redemptions if you have failed to provide a correct tax identification number or to certify that you are not subject to backup withholding or if the Fund has been notified by the IRS that you are subject to backup withholding. These certifications must be made on your application or on Form W-9, which may be requested by calling 402-391-1980 or 800-304-9745.

BUYING SHARES PRIOR TO A DISTRIBUTION

You should consider the tax implications of buying shares of the Fund immediately prior to a distribution. If you purchase shares shortly before the record date for a distribution, you will pay a price for such shares that includes the value of the anticipated distribution and you will be taxed on the distribution when it is received even though the distribution represents a return of a portion of the purchase price.

                                   MANAGEMENT

INVESTMENT ADVISER

Weitz & Co. is the Fund's investment adviser. Weitz & Co. is located at One Pacific Place, 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124. Weitz & Co. provides investment advice to the Fund and is responsible for the overall management of the Weitz Funds' business affairs, subject to the supervision of the Board of Trustees of The Weitz Funds. Weitz & Co. is a Nebraska corporation formed in March, 1983 and also serves as investment adviser to certain other entities, including, without limitation, six other funds included in The Weitz Funds family, three investment limited partnerships and certain individual accounts.

Weitz & Co. receives an annual investment management fee for the Fund, in accordance with the following schedule:

                      AVERAGE DAILY NET ASSET BREAK POINTS

                                  LESS THAN OR
           GREATER THAN              EQUAL TO          RATE
           ------------          ---------------       ----
         $             0         $ 2,500,000,000       1.00%
           2,500,000,000           5,000,000,000       0.90%
           5,000,000,000                               0.80%


The Fund pays all expenses directly attributable to it.


Weitz & Co. also provides administrative services to the Fund pursuant to an Administration Agreement which provides that the Fund will pay Weitz & Co. a monthly administrative fee based on the average daily net assets of the Fund, plus third party expenses directly related to providing such services.


Weitz & Co. has contracted with Boston Financial Data Services, Inc. to serve as sub-transfer agent for the Fund.


Information regarding the factors considered by the Board of Trustees in connection with the approval of the Investment Advisory Agreement with the Fund is included in the Fund's Statement of Additional Information, which is available at www.weitzfunds.com.

BOARD OF TRUSTEES

The Board of Trustees of The Weitz Funds is responsible for managing the business and affairs of the Fund, including overseeing the Fund's officers, who actively supervise the day to day operations of the Fund. Each Trustee serves until a successor is elected and qualified or until resignation.

In accordance with recently adopted mutual fund governance requirements of the Securities and Exchange Commission, 75% of the Trustees of The Weitz Funds are independent Trustees within the meaning of the Investment Company Act of 1940. In addition, the Board has elected an independent Trustee to serve as Chair of the Board.

PORTFOLIO MANAGER

Wallace R. Weitz is primarily responsible for the day-to-day management of the Fund. Mr. Weitz, a Chartered Financial Analyst, has been portfolio manager for the Predecessor Partnership since the formation of the Partnership in June, 1983. Prior to founding the investment adviser in 1983, he served as an account executive and securities analyst with G.A. Saxton & Co., Inc. (1970-1973) and with Chiles Heider & Co. (1973-1983).

Additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund(s) he manages is available in the Fund's Statement of Additional Information, which is available at www.weitzfunds.com.

FUND DISTRIBUTOR

The Fund is distributed by Weitz Securities, Inc., a Nebraska corporation which is affiliated with Weitz & Co. Shares of the Fund are sold without any sales commissions or other transaction fees. Weitz & Co. pays any sales or promotional costs incurred in connection with the sale of the Fund's shares.

FUND HISTORY


The Weitz Funds is a Delaware statutory trust organized on August 4, 2003, and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is an open-end management investment company originally organized as a limited partnership in June 1983, under the laws of the State of Nebraska (the "Predecessor Partnership"). On December 7, 2005, the partners of the Predecessor Partnership approved the conversion of the Predecessor Partnership to a series of The Weitz Funds. The Weitz Funds is structured to be able to issue shares in multiple series, each constituting a separate portfolio with separate assets and liabilities from any other series. In addition to the Fund there are six other series currently available, Value Fund, Hickory Fund, Partners Value Fund, Balanced Fund, Fixed Income Fund and Government Money Market Fund. The Fund is the successor to the Predecessor Partnership and has substantially the same investment objectives and strategies as did the Predecessor Partnership. The Fund also has the same portfolio manager as the Predecessor Partnership, Wallace R. Weitz.

                             ADDITIONAL INFORMATION

CODE OF ETHICS

The Weitz Funds, Weitz & Co. and Weitz Securities, Inc. have each adopted a written Code of Ethics which, among other things:

- Requires all employees to obtain preclearance before executing any personal securities transactions;

- Requires all employees to report their personal securities transactions at the end of each quarter;

-  Requires all employees to report their personal securities holdings annually;

- Restricts all employees in executing personal trades in a security within seven days before or after trades in that security are made for client accounts;

- Prohibits employees from profiting from the purchase and sale (or sale and purchase) of the same security within a period of 60 days from the original sale or purchase, as the case may be, of such security; and

- Prohibits market-timing the Funds and/or front-running client transactions or trading in the Funds on the basis of material non-public information.

The Fund's Board of Trustees reviews the administration of the Code of Ethics annually and may impose penalties for violations of the Code.

The Fund's Code of Ethics is on public file with and available from the Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

A complete listing of the Fund's portfolio holdings is publicly available on a quarterly basis through applicable filings on Forms N-CSR and N-Q made with the SEC. This information is also available on the Fund's website at www.weitzfunds.com on or about the 30th business day after the end of each quarter in the quarterly shareholder reports, copies of which are also sent to all shareholders. Such information will remain on the website until the next quarter's information is released. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is provided in the Statement of Additional Information, which is also available at www.weitzfunds.com.

FUND CUSTODIAN

Wells Fargo Bank Minnesota, National Association, Sixth and Marquette, Minneapolis, Minnesota 55479-0001, is the custodian for the Weitz Funds.

FUND SUB-TRANSFER AGENT

Boston Financial Data Services, 330 W. 9th Street, Kansas City, Missouri 64105 is the sub-transfer agent for the Weitz Funds.

FUND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, is the independent registered public accounting firm for the Weitz Funds.

FUND LEGAL COUNSEL

Dechert, LLP, 1775 Eye Street N.W., Washington, DC 20006-2401 serves as legal counsel to the Weitz Funds.

                                 THE WEITZ FUNDS

                     NOTICE OF PRIVACY POLICY AND PROCEDURES

We understand that information that personally identifies you is important to you and we are committed to maintaining the confidentiality, integrity and security of your personal information. In order to service your account and process your requests, we collect certain nonpublic personal information about you from your account application, from other forms you may provide to us and as a result of transactions with us.

Your privacy is important to us. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you and we require those employees to adhere to strict confidentiality standards designed to protect your personal information. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted or required by law and except to certain entities that assist us in servicing your account. For instance, in order to service your account and effect your transactions, we may provide nonpublic personal information about you to our sub-transfer agent. We may also provide certain information including your name and address to one of our agents for the purpose of mailing to you your account statements, shareholder reports and other information about our products and services. We maintain agreements with these outside entities which require them to protect the confidentiality of your information and to use that information only for the purpose for which the disclosure is made.

Additional Information Is Available

The Statement of Additional Information (SAI) provides more detailed information about the Fund and its policies. The SAI, which has been filed with the Securities and Exchange Commission, is incorporated by reference. Additional information about the Fund's investments is available in the Fund's Annual, Semi-annual and Quarterly Reports. In the Fund's Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI and reports are available without charge, upon request, and are also available at www.weitzfunds.com.

You may request information, make inquiries, or find additional information about the Fund as follows:

-  By telephone:
       800-232-4161

-  By mail:
       The Weitz Funds
       One Pacific Place, Suite 600
       1125 South 103rd Street
       Omaha, Nebraska 68124-6008

-  On the Internet:
       The Weitz Funds
       http://www.weitzfunds.com

       SEC
       http://www.sec.gov

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090 or by submitting an e-mail request to: publicinfo@sec.gov. Reports and other information about the Funds are available from the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. Copies of such information can also be obtained by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC File Number: 811-21410

                                 THE WEITZ FUNDS

                          PARTNERS III OPPORTUNITY FUND


                       STATEMENT OF ADDITIONAL INFORMATION

                               DECEMBER 30, 2005

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information relates to the Prospectus of the Partners III Opportunity Fund dated December 30, 2005 and is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained from The Weitz Funds (the "Trust") without charge by calling 1-800-232-4161 or by contacting the Trust at 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124-6008.

                                TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Fund History                                                                               3
Investment Objective, Policies and Restrictions-
     Partners III Opportunity Fund                                                         3
          Classification                                                                   3
          Investment Objective and Strategy                                                3
          Securities and Other Investment Practices                                        4
          Fundamental Investment Restrictions                                             10
Portfolio Turnover                                                                        11
Management of the Funds                                                                   11
          Trustees of the Trust                                                           11
          Officers of the Trust                                                           12
          Compensation Table                                                              13
          Ownership of Fund Shares by Trustees                                            13
          Other Information Concerning the Board of Trustees                              14
          Proxy Voting Policy                                                             14
          Portfolio Management                                                            16
          Disclosure of Portfolio Holdings                                                17
Principal Holders of Securities                                                           18
Investment Advisory and Other Services                                                    18
          Investment Adviser and Distributor                                              18
          Administrator                                                                   21
          Sub-Transfer Agent                                                              22
          Custodian                                                                       22
          Independent Registered Public Accounting Firm                                   22
          Legal Counsel                                                                   22
Portfolio Transactions and Brokerage Allocation                                           22
Organization and Capital Structure                                                        23
          General                                                                         23
          Shareholder Meetings                                                            24
Purchasing Shares                                                                         24
          Important Information About Procedures for Opening an Account                   25
Pricing of Shares                                                                         26
Redemption of Shares                                                                      27
Taxation                                                                                  28
          Tax Status of the Funds                                                         28
          Distributions in General                                                        28
          Dispositions                                                                    29
          Backup Withholding                                                              30
          Other Taxation                                                                  30
          Fund Investments                                                                30
Calculation of Performance Data                                                           32

                                  FUND HISTORY

The Weitz Funds (the "Trust") is a Delaware statutory trust established August 4, 2003, whose shares are offered in series with each series representing a separate fund of investments with its own investment objectives, policies and restrictions. The Partners III Opportunity Fund (the "Funds") is an open-end management investment company originally organized as a limited partnership in June 1983, under the laws of the State of Nebraska (the "Predecessor Partnership"). On December 7, 2005, the partners of the Predecessor Partnership approved the conversion of the Predecessor Partnership to a series of the Trust. The Trust is structured to be able to issue shares in multiple series, each constituting a separate portfolio with separate assets and liabilities from any other series. In addition to the Fund, there are six other series currently available, Value Fund, Hickory Fund, Partners Value Fund, Balanced Fund, Fixed Income Fund and Government Money Market Fund. The Fund is the successor to the Predecessor Partnership and has substantially the same investment objectives and strategies as did the Predecessor Partnership. The Fund also has the same portfolio manager as the Predecessor Partnership, Wallace R. Weitz.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-
                          PARTNERS III OPPORTUNITY FUND

CLASSIFICATION

The Fund is a non-diversified, open-end investment management company under the federal securities laws. Because the Fund is non-diversified, it may have larger positions in fewer companies or industries than a diversified fund. A concentrated portfolio is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

INVESTMENT OBJECTIVE AND STRATEGY

The investment objective of the Fund is capital appreciation. The investment objective of the Fund may be changed without a shareholder vote. The Fund seeks to achieve its objective by investing primarily in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stocks and convertible bonds. The Fund may also invest in put and call options and commodities contracts and futures such as stock index futures, may borrow money, purchase securities on margin and engage in short selling of securities. The Fund may invest in the equity securities of issuers of all sizes, including small capitalization companies (which are those with a market capitalization of less than $2 billion). The Fund may invest in the securities of other investment companies, which may include exchange traded funds. The Fund may also invest in other securities of a company not convertible into common stock, such as bonds and preferred stock which Wallace R. Weitz & Company ("Weitz & Co."), the investment adviser, determines may offer the opportunity for capital appreciation. Such convertible or non-convertible securities may be investment grade, non-investment grade or unrated. The Fund considers long-term capital gains preferable to short-term capital gains and dividend and interest income, but all such gains and income are acceptable. The Fund is non-diversified and will generally hold a relatively concentrated portfolio. The tax consequences of each investment decision will be considered, but maximization of after-tax returns will be given preference over minimization of income tax liability.

The investment strategy of the Fund (which is called "value investing") is to
(1) identify attractive businesses that Weitz & Co. can understand and which have honest, competent management, (2) estimate the price that an informed, rational buyer would pay for 100% of that business, and then (3) buy securities of the business if they are available at a significant discount to this "business value" or "private market value." The valuation process may focus on asset values, earning power, the intangible value of a company's "franchise," or a combination of these variables, depending on the type of business and other factors. Purchasing securities at a discount to value is intended to provide what Benjamin Graham called a "margin of safety." The margin of safety does not eliminate risk, but it is intended to reduce the likelihood of permanent loss of capital.

The Fund has, however, adopted a policy which allows the Fund to invest for temporary defensive purposes a portion or all of its assets in high quality nonconvertible preferred stock, high quality nonconvertible debt securities and high quality United States Government, state and municipal and governmental agency and instrumentality obligations, or retain funds in cash or cash equivalents, such as money market fund shares when Weitz & Co. believes that prevailing market or economic conditions warrant such a temporary defensive investment position. Securities issued or guaranteed by the United States Government may include, for example, treasury bills, notes and bonds which are direct obligations of the United States Government. Some of the obligations purchased by the Fund are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. treasury, such as U.S. Treasury bills, notes and bonds, or indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, the Small Business Administration, the Maritime Administration and the Farmers Home Administration.

While the obligations of many of the agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. Government. Some of the agencies are indirectly backed by their right to borrow from the U.S. Government, such as the Federal Financing Bank, the Federal Home Loan Banks and the U.S. Postal Service. Others are supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury's authority to purchase their outstanding debt obligations. These U.S. Government sponsored enterprises or agencies include the Federal Home Loan Banks, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Such obligations are not direct obligations of the U.S. Treasury and no assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored enterprises or agencies.

State and municipal obligations, which can be taxable or tax exempt, may include both general obligation and revenue obligations, issued for a variety of public purposes such as highways, schools, sewer and water facilities, as well as industrial revenue bonds issued by public bodies to finance private commercial and industrial facilities.

SECURITIES AND OTHER INVESTMENT PRACTICES

The Fund has adopted certain fundamental investment restrictions and other nonfundamental investment policies which are discussed below. Fundamental investment restrictions cannot be changed without a shareholder vote. Nonfundamental investment policies can be changed by a vote of the Trustees of the Trust.

INDUSTRY CONCENTRATION Although the Fund has adopted a fundamental investment restriction which does not allow it to concentrate its investments in any one industry, the Fund reserves the right to invest up to 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto.

CONVERTIBLE SECURITIES In addition to common stocks, the Fund may invest in other securities having equity features because they are convertible into, or represent the right to purchase, common stock. Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price. Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate levels.

WARRANTS AND RIGHTS Warrants and rights are options to purchase common stock at a specified price for a specified period of time. Their trading price will normally reflect the relationship between the option price and the current market price of the underlying common stock. If not sold or exercised before their expiration date they become valueless.

OTHER SECURITIES Although the Fund primarily invests in common stocks and securities convertible into common stocks, the Fund may also invest in other securities, including preferred stock and debt securities, which Weitz & Co. determines may offer the opportunity for capital appreciation. Such convertible or non-convertible securities may or may not be rated investment grade or may be unrated. The Fund will not invest more than 15% of its assets in securities that are non-investment grade or unrated. Generally investment grade securities are those with a rating of BBB or better by Standard & Poor's or Baa2 or better by Moody's.

Securities rated BBB/Baa2 are considered "investment grade" by the financial community, but are described by Standard & Poor's and Moody's as "medium grade obligations" which have "speculative characteristics." The market values of lower-rated and unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated and unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities and thus generally involve more credit risk. Changes in economic conditions or other circumstances may cause issuers of lower-rated or unrated securities to have more difficulty making principal and interest payments than issuers of higher-rated securities.

The market value of debt securities is significantly affected by changes in interest rates. In general, prices on such securities rise when interest rates fall and fall when interest rates rise. Generally the longer the average maturity of the debt security in the Fund's investment portfolio, the more the share price of the Fund will fluctuate in response to interest rate changes.

Changes in the value of lower-rated or unrated securities subsequent to their acquisition will not affect cash income, but will be reflected in the net asset value of shares of the Fund. The market for lower-rated or unrated securities may be less liquid than the market for higher-rated securities. In addition, the liquidity of these lower-rated or unrated securities may be affected by the market's perception of their credit quality. Therefore, the judgment of Weitz & Co. may at times play a greater role in valuing these securities than is the case with investment grade securities. It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities at their fair market value to meet redemption requests or to respond to changes in the market. Although the ratings of established rating agencies may be considered in evaluating a particular security, Weitz & Co. will not rely exclusively on such ratings, but will supplement such ratings with its independent and ongoing review of credit quality.

INVESTMENT COMPANY SHARES The Fund may purchase securities of other investment companies, which may include exchange traded funds, subject to the restrictions of the Investment Company Act of 1940. Investing in the shares of other investment companies involves the risk that such other investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Fund. To the extent that the Fund is invested in the shares of other investment companies, the Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in investment company shares.

INVESTMENTS IN EXCHANGE TRADED FUNDS The Fund may invest in exchange traded funds ("ETFs"). ETFs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index. ETFs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF's ability to track its index.

BORROWING The Fund is authorized to borrow money in order to purchase securities. Borrowing may be considered to be a form of leverage. The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) should decline as a result of market fluctuations or for other reasons, the Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. The Fund may be required to maintain minimum average balances in connection with its borrowing or pay a commitment or other fee to maintain a line of credit, and either of these requirements would serve to increase the cost of borrowing over the stated interest rate.

FOREIGN SECURITIES The Fund may purchase foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, or which are represented by American Depository Receipts and are listed on a domestic securities exchange or traded in the United States over-the-counter market. The Fund may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment. The Fund will not invest in forward foreign currency contracts, except to hedge against the currency risk related to foreign securities held in the portfolio. While the Fund does not have any present intention to invest any significant portion of its assets in foreign securities, the Fund reserves the right to invest not more than 25% of the value of its total assets in the securities of foreign issuers and obligors.

Investors should recognize that investments in foreign companies involve certain considerations that are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign company than about a domestic company. Some foreign stock markets may have substantially less trading activity than the United States securities markets, and securities of some foreign companies may be less liquid than securities of comparable domestic companies. Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic stock markets and foreign governments may impose taxes on securities transactions or ownership. There is generally less governmental regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States. In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

RESTRICTED/ILLIQUID SECURITIES The Fund may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer's securities and which, therefore, could not ordinarily be sold by the Fund except in another private placement or pursuant to an effective registration statement under the Securities Act of 1933 or an available exemption from such registration requirements. The Fund will not invest in any such restricted or illiquid securities which will cause the then aggregate value of all such securities to exceed 15% of the value of the Fund's net assets. Restricted and illiquid securities will be valued in such manner as the Trustees in good faith deems appropriate to reflect their fair value. The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable. The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.

COVERED CALL OPTIONS The Fund may write covered call options to generate premium income which Weitz & Co. considers to be an acceptable investment result. Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the "strike price") prior to a certain date. "Covered" options are those in which the option seller (the "writer") owns the underlying securities. Writing covered call options may increase the income of the Fund since it receives a premium for writing the option. If the Fund writes covered call options, the underlying securities will be subject to certain deposit procedures and unavailable for sale during the term of the option. As a result, the Fund will forego any opportunity for appreciation in such securities during the term of the option. The Fund may attempt to protect itself against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by closing the covered call position, that is, purchasing an identical call in the open market. There is no assurance, however, that such calls will always be available for purchase in the secondary market at a price which will produce the desired result. The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.

BANK OBLIGATIONS The Fund may purchase bank obligations, including negotiable certificates of deposit and bankers' acceptances, which evidence the banking institution's obligation to repay funds deposited with it for a specified period of time at a stated interest rate. The Fund will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank's most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation. Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other fixed income securities.

REPURCHASE AGREEMENTS The Fund may invest in repurchase agreements on U.S. Government Securities. Repurchase agreements involve the purchase of U.S. Government Securities and a simultaneous agreement with the seller to "repurchase" the securities at a specified price and time, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, such as one week. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund, but only constitute collateral for the seller's obligation to pay the repurchase price and, in the event of a default by the seller, the Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral. A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government Securities. For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined. The Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price. In an effort to minimize such risks, the Fund will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.

COMMERCIAL PAPER The Fund may purchase commercial paper which consists of short-term unsecured promissory notes. The Fund will purchase only commercial paper either (a) rated Prime 1 by Moody's or A-1 by Standard & Poor's or (b) if not rated, issued by or guaranteed by companies which have an outstanding debt issue rated AA or better by Standard & Poor's or Aa2 or better by Moody's.

WHEN ISSUED OR FORWARD COMMITMENT TRANSACTIONS The Fund may engage in when issued or forward commitment transactions which involve the purchase or sale of a security by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. To the extent the Fund enters into such forward commitments, it will maintain a segregated account with the custodian with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.

STOCK INDEX FUTURES CONTRACTS The Fund may buy and sell stock index futures contracts. A stock index fluctuates generally with changes in the market values of the stocks included in the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying stocks in the index is made.


The Fund's primary purpose in entering into such contracts is to protect it from fluctuations in the value of securities without actually buying or selling the underlying security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments. Conversely, if the Fund holds stocks and seeks to protect itself from an expected decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities. Futures transactions involve brokerage costs and require the Fund to segregate liquid assets to cover its performance under such contracts. The Fund's overall performance could be adversely affected by entering into such contracts if the Adviser's judgment with respect to the investment proves incorrect.

SHORT SALES, PUT AND CALL OPTIONS The Fund may engage in short sales and buy and sell put and call options. Short sales involve the sale of a security that the Fund does not own (but instead has borrowed) in anticipation of a decline in the value of the security. To the extent that the Fund engages in short sales, the Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction. In the event that the value of the security sold short increases in value rather than decreases, the Fund would suffer a loss when it purchases the security sold short. Since there is, theoretically, no limit to how high the price of the stock might rise, the potential loss from the short sale is greater than the original proceeds of the short sale. The Fund may also engage in short sales "against the box." A short sale "against the box" is a form of short sale in which the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. The segregation of cash or other securities is not required for short sales "against the box." In the event that the Fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares held long.

Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time. Investments in puts and calls involve certain risks including the risk that since puts and calls are options which have an expiration date, the Fund could lose the entire cost of those puts and calls which expire worthless.

LOANS OF PORTFOLIO SECURITIES The Fund is permitted to engage in securities lending to the extent permitted by SEC policy. Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized. The SEC currently permits loans of a mutual fund's securities up to one-third of its assets, including any collateral received from the loan, provided that the loans are 100% collateralized by cash or cash equivalents on a marked to market basis. The principal risk in lending securities is the possibility that the invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the Fund.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Fund's outstanding shares. "Majority" means the lesser of (a) 67% or more of the Fund's outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Fund's outstanding shares.

The Fund may not:

     1. Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.

     2. Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     3. Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     4. Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     5. Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     6. Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     7. Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

     8. As to 50% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. Government or its agencies, bank money instruments or bank repurchase agreements.

                               PORTFOLIO TURNOVER

The portfolio turnover rate for the Fund is the ratio of the lesser of annual purchases or sales of securities for the Fund to the average monthly value of such securities, excluding all securities for which the maturity or expiration date at the time of the acquisition is one year or less. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of securities for a particular year were equal to the average monthly value of the securities owned during such year. The Fund is not expected to have a portfolio turnover rate in excess of 100%. The turnover rate will not be a limiting factor when Weitz & Co. deems portfolio changes appropriate. The higher a portfolio's turnover rate, the higher its expenditures for brokerage commissions and related transaction costs will be.

                             MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES

The Board of Trustees of the Trust is responsible for managing the business and affairs of the Trust, including overseeing the Trust's officers, who actively supervise the day to day operations of the Trust. Each Trustee serves until a successor is elected and qualified or until resignation. Each officer is elected annually by the Trustees.

In accordance with recently adopted mutual fund governance requirements of the Securities and Exchange Commission, 75% of the Trustees of The Weitz Funds are independent Trustees within the meaning of the Investment Company Act of 1940. In addition, the Board has elected an independent Trustee to serve as Chair of the Board. The Trustees exercise all of the rights and responsibilities required by the terms of The Trust's Declaration of Trust. The address of all officers and trustees is 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124.

The following table sets forth certain information with respect to the Officers and Trustees of the Trust:

                              INTERESTED TRUSTEES*

Wallace R. Weitz (Age: 56)
Position(s) Held with Trust: President; Portfolio Manager; Trustee Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) - June, 1983
Principal Occupation(s) During Past 5 Years: President,
   Wallace R. Weitz & Company, The Weitz Funds (and certain
   Predecessor funds)
Number of Portfolios Overseen in Fund Complex: 7
Other Directorships: N/A

Thomas R. Pansing (Age: 61)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds (and
   certain predecessor funds) - January, 1986, Principal Occupation(s) During Past 5 Years: Partner,
   Pansing Hogan Ernst & Bachman LLP, a law firm
Number of Portfolios Overseen in Fund Complex: 7
Other Directorships: N/A

* Mr. Weitz is a Director and Officer of Wallace R. Weitz & Company, investment adviser to the Weitz Funds, and as such is considered an "interested person" of the Trust, as that term is defined in the Investment Company Act of 1940 (an "Interested Trustee"). Mr. Pansing performs certain legal services for the investment adviser and The Weitz Funds and, therefore, is also classified as an "Interested Trustee".

                              INDEPENDENT TRUSTEES

Lorraine Chang (Age: 54)
Position(s) Held with Trust: Trustee; Chairman, Board of Trustees
Length of Service (Beginning Date): The Weitz Funds (and
   Certain predecessor funds) - June, 1997
Principal Occupation(s) During Past 5 Years: Partner, The Public
   Strategies Group, a management consulting firm, 1999-Present;
   Independent Consultant 1995-1999
Number of Portfolios Overseen in Fund Complex: 7
Other Directorships: N/A

John W. Hancock (Age: 58)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds (and
   certain predecessor funds) - January, 1986
Principal Occupation(s) During Past 5 Years: Partner, Hancock
   & Dana P.C., an accounting firm
Number of Portfolios Overseen in Fund Complex: 7
Other Directorships: N/A

Richard D. Holland (Age: 84)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds (and
   certain predecessor funds) - June, 1995
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen in Fund Complex: 7
Other Directorships: N/A

Delmer L. Toebben (Age: 75)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds (and
   certain predecessor funds) - July, 1996
Principal Occupation(s) During Past 5 Years: Retired, 1999-
   Present; President, Curzon Advertising & Display, Inc.
   1977-1999
Number of Portfolios Overseen in Fund Complex: 7
Other Directorships: N/A

Roland J. Santoni (Age: 64)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds - February,
   2004
Principal Occupation(s) During Past 5 Years: Vice President, West
   Development, Inc., a development company, June 2003-Present; Professor of Law, Creighton University, 1977-2003; Of Counsel, Erickson & Sederstrom, a law firm, 1978-2003
Number of Portfolios Overseen in Fund Complex: 7
Other Directorships: Transgenomic, Inc.

Barbara W. Schaefer (Age: 51)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds - March
   2005
Principal Occupation(s) During Past 5 Years: Senior Vice
   President-Human Resources and Corporate Secretary, Union
   Pacific Corporation, 2004-present; Senior Vice
   President-Human Resources, Union Pacific Corporation,
   1997-2004
Number of Portfolios Overseen in Fund Complex: 7
Other Directorships: N/A

                                    OFFICERS

Mary K. Beerling (Age: 64)
Position(s) Held with Trust: Vice President, Secretary and Chief
   Compliance Officer
Length of Service (Beginning Date): The Weitz Funds (and
   certain predecessor funds) - July, 1994
Principal Occupation(s) During Past 5 Years: Vice President and
   Chief Compliance Officer, Wallace R. Weitz & Company,
   Vice President and Chief Compliance Officer, The Weitz Funds
   (and certain predecessor funds)

Kenneth R. Stoll (Age: 44)
Position(s) Held with Trust: Vice President and Chief
   Financial Officer
Length of Service (Beginning Date): The Weitz Funds - April,
   2004
Principal Occupation(s) During Past 5 Years: Vice President and Chief Operating Officer, Wallace R. Weitz & Company;
   Vice President and Chief Financial Officer, The Weitz
   Funds - April 2004 to Present;
   Partner, PricewaterhouseCoopers LLP, an accounting firm, 1999-2004; Partner, McGladrey & Pullen LLP, an accounting firm, 1994-1999

COMPENSATION TABLE

The table below includes certain information with respect to compensation of the Trustees of the Trust for the fiscal year ended March 31, 2005. Compensation of the Officers of the Trust is paid by Weitz & Co.

                                               AGGREGATE           TOTAL
                                             COMPENSATION      COMPENSATION
                                                 FROM              FROM
                  NAME OF TRUSTEE          THE WEITZ FUNDS     FUND COMPLEX
                  ---------------          ---------------     ------------
                  Lorraine Chang           $        25,500     $     25,500
                  John W. Hancock                   26,000           26,000
                  Richard D. Holland                26,000           26,000
                  Thomas R. Pansing                 23,000           23,000
                  Roland J. Santoni                 25,500           25,500
                  Barbara W. Schaefer*                   0                0
                  Delmer L. Toebben                 26,000           26,000
                  Wallace R. Weitz**                   N/A              N/A

   * Became a Trustee in March 2005.
  ** As a Trustee who is also an officer of the investment adviser, Mr. Weitz receives no compensation for his services as a Trustee.

OWNERSHIP OF FUND SHARES BY TRUSTEES

The following table provides the range of ownership of the Board of Trustees of shares of The Weitz Funds as of December 31, 2004.

                               INTERESTED TRUSTEES

                                                        AGGREGATE DOLLAR RANGE
                                                        OF EQUITY SECURITIES IN ALL
                       DOLLAR RANGE OF SECURITIES IN    WEITZ FUNDS OVERSEEN BY
NAME OF TRUSTEE        THE FUND*                        TRUSTEE
---------------        -----------------------------    ---------------------------
Wallace R. Weitz       $   0                            Over $100,000

* The Fund commenced investment operations as of December 30, 2005. As of that date, Mr. Weitz owned over $100,000 of the Fund.

Thomas R. Pansing      $   0                            Over $100,000

                              INDEPENDENT TRUSTEES

                                                        AGGREGATE DOLLAR RANGE
                                                        OF EQUITY SECURITIES IN ALL
                       DOLLAR RANGE OF SECURITIES IN    WEITZ FUNDS OVERSEEN BY
NAME OF TRUSTEE        THE WEITZ FUND*                  TRUSTEE
---------------        -----------------------------    ---------------------------
Lorraine Chang         $   0                            Over $100,000
John W. Hancock        $   0                            Over $100,000
Richard D. Holland     $   0                            Over $100,000
Delmer L. Toebben      $   0                            $50,001-$100,000
Roland J. Santoni      $   0                            Over $100,000
Barbara W. Schaefer**  $   0                            $10,001-$50,000

 * The Fund commenced investment operations as of December 30, 2005. As of that date Mr. Toebben owned over $100,000 of the Fund.
** Became a Trustee in March, 2005.

OTHER INFORMATION CONCERNING THE BOARD OF TRUSTEES

BOARD COMMITTEES The Board has established an Audit Committee and a Corporate Governance Committee, both of which are composed solely of all of the independent Trustees of the Trust. The Audit Committee reviews the audit plan and results of audits, preapproves certain fees and generally monitors the performance of the Funds' independent certified public accountants. The Audit Committee also serves as a Valuation Committee, overseeing the Funds' procedures on valuation of portfolio securities. During the fiscal year ended March 31, 2005, the Audit Committee met four times.

The Corporate Governance Committee performs various tasks related to Board governance procedures, including, without limitation, periodically reviewing Board composition and Trustee compensation, reviewing the responsibilities of Board committees and the need for additional committees, making nominations for independent trustee membership on the Board of Trustees and evaluating candidates' qualifications for Board membership and their independence from Weitz & Co. The Committee will consider nominees recommended by shareholders of the Funds. Any such recommendations must be submitted in writing to Weitz Funds, 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124, Attention: Mary Beerling, Secretary. During the fiscal year ended March 31, 2005, the Corporate Governance Committee met three times.

PROXY VOTING POLICY

The Trust has delegated proxy voting decisions on securities held in the Trust's portfolios to Wallace R. Weitz & Company, the investment adviser. Weitz & Co. has adopted Proxy Voting Policies and Procedures ("Proxy Voting Policies") which provide that proxies on securities will be voted for the exclusive benefit, and in the best economic interest of, the Trust's shareholders, as determined by the investment adviser in good faith, subject to any restrictions or directions of the Trust. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Investment Advisers Act of 1940, as well as the investment adviser's fiduciary duties under the federal and state law to act in the best interest of its clients. The Board of Trustees of the Trust has approved the Proxy Voting Policies.

On certain routine proposals (such as those which do not change the structures, bylaws or operations of a company), Weitz & Co. will generally vote in the manner recommended by management. Non-routine proposals (such as those affecting corporate governance, compensation and other corporate events) and shareholder proposals will generally be reviewed on a case-by-case basis. An investment analyst/portfolio manager will review each such proposal and decide how the proxy will be voted. With respect to all non-routine proposals and shareholder proposals, if a decision is made to consider voting in a manner other than that recommended by management, the analyst/portfolio manager will make a recommendation to a committee comprised of all investment analysts and portfolio managers (the "Proxy Voting Committee") as to how to vote the proxy and the Proxy Voting Committee will make the final determination as to how to vote the proxy in the best economic interests of the client.

In certain circumstances where, for example, restrictions on ownership of a particular security beyond Weitz & Co.'s control make it impossible for Weitz & Co. to acquire as large a position in that security as Weitz & Co. determines is in the best interests of its clients, Weitz & Co. may, from time to time, enter into a Voting Agreement with an issuer of securities held in the account of a client which provides that the issuer will vote certain of the issuer's proxies. Weitz & Co. will enter into such Agreements only when it determines that it is in the best interests of the client to do so. Any such Agreement will provide that any shares subject to the Agreement be voted by the issuer in a manner that mirrors the votes cast on such matter by all other shareholders.

If Weitz & Co. determines that voting a particular proxy would create a material conflict of interest between its interest or the interests of any of its affiliated parties and the interests of the Trust, Weitz & Co. will either (i) disclose such conflict of interest to the Corporate Governance Committee of the Board of Trustees and obtain the consent of the committee before voting the proxy; (ii) vote such proxy based upon the recommendations of an independent third party such as a proxy voting service; or (iii) delegate the responsibility for voting the particular proxy to the Corporate Governance Committee of the Board of Trustees.

Information on how the Fund votes proxies relating to portfolio securities during each 12-month period ended June 30, 2005 will be available: (1) on the Funds' website at http://www.weitzfunds.com, and (2) on the SEC's website at http://www.sec.gov.

PORTFOLIO MANAGEMENT

PORTFOLIO MANAGER

PORTFOLIO MANAGERS Wallace R. Weitz serves as Portfolio Manager for the Fund. The following table lists the number and types of other accounts managed by Mr. Weitz and assets under management in those accounts as of March 31, 2005:

                                                                                                               TOTAL
                    OTHER REGISTERED     ASSETS       OTHER POOLED       ASSETS                  ASSETS        ASSETS
                       INVESTMENT        MANAGED       INVESTMENT        MANAGED     OTHER       MANAGED       MANAGED
PORTFOLIO MANAGER  COMPANY ACCOUNTS*  ($ MILLIONS)  VEHICLE ACCOUNTS  ($ MILLIONS)  ACCOUNTS  ($ MILLIONS)  ($ MILLIONS)
-----------------  -----------------  ------------  ----------------  ------------  --------  ------------  ------------
Wallace R. Weitz         Four         $     7141.0        Two**       $      336.7   Three    $      115.2  $     7592.9

   * Includes one account on which Mr. Weitz was co-manager as of March 31, 2005. Brad Hinton became sole portfolio manager of that Account effective July 30, 2005.
  ** Includes the Predecessor Partnership.

PORTFOLIO MANAGER CONFLICTS OF INTEREST

As indicated in the table above, portfolio managers at Weitz & Co. may manage accounts for multiple clients. Certain portfolio managers, including Wallace R. Weitz, manage other types of pooled accounts (such as private investment funds), and a small number of separate accounts (I.E., accounts managed on behalf of individuals or public or private institutions). Portfolio managers at Weitz & Co. make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Weitz & Co. does not track the time a portfolio manager spends on a single portfolio, it does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Weitz & Co. seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Most accounts within a particular investment discipline are managed using the same investment model. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Weitz & Co. may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account. Accordingly, the performance of each account managed by a portfolio manager will vary.

To the extent that trade orders are aggregated, conflicts may arise when aggregating and/or allocating aggregated trades. Weitz & Co. may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary. When a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.

Weitz & Co. has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. Weitz & Co. monitors a variety of areas, including compliance with account investment guidelines, the allocation of initial public offerings, and compliance with Weitz & Co.'s Code of Ethics.

PORTFOLIO MANAGER COMPENSATION

Portfolio manager compensation is comprised of a fixed salary and bonus. Compensation is not linked to any specific factors, such as a Fund's performance, asset level or cash flows, but is based upon evaluation of an individual's overall contribution to the research and portfolio management processes. Although amounts available for portfolio manager bonuses may be affected by firm profits, bonuses are generally based upon a subjective evaluation of the individual's overall contribution to the success of Weitz & Co.

PORTFOLIO MANAGER FUND OWNERSHIP

The dollar range of equity securities beneficially owned by the Fund's portfolio manager in the Fund(s) he manages as of March 31, 2005 is as follows:

                                         DOLLAR RANGE OF EQUITY SECURITIES
              PORTFOLIO MANAGER                  BENEFICIALLY OWNED
              -----------------      ----------------------------------------
              Wallace R. Weitz       Value Fund               Over $1,000,000
                                     Partners Value Fund      Over $1,000,000
                                     Hickory Fund             Over $1,000,000
                                     Balanced Fund*           Over $1,000,000
                                     Partners III
                                      Opportunity Fund**      Over $1,000,000

* As of March 31, 2005, Wallace R. Weitz and Bradley P. Hinton were co-portfolio managers of the Balanced Fund. Effective, July 30, 2005, Bradley P. Hinton became the sole portfolio manager of the Balanced Fund.

** The Fund commenced investment operations as of December 30, 2005. The information presented for Mr. Weitz with respect to the Fund is as of that date.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures concerning the public and nonpublic disclosure of the Fund's portfolio securities. In order to protect the confidentiality of the Fund's portfolio holdings, information regarding those holdings may not, as a general matter, be disclosed except:
(1) to service providers that require such information in the course of performing their duties (consisting of the Fund's investment adviser, administrator, custodian, independent public accountants, legal counsel, officers, the Board of Trustees, and each of their respective affiliates) and that are subject to a duty of confidentiality, and (2) pursuant to certain enumerated exceptions. These exceptions include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed, and (2) to third-party vendors, and other financial intermediaries, pursuant to a confidentiality agreement. A complete list of the Fund's portfolio holdings is publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q. The Fund also makes available certain additional information regarding its portfolio holdings on its website, www.weitzfunds.com.

Whenever portfolio holdings disclosure made pursuant to the Fund's procedures involves a conflict of interest between the Fund's shareholders and the Fund's Adviser or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Trust's Independent

Trustees or a majority of a board committee consisting solely of Independent Trustees approves such disclosure. Neither the Fund nor the Adviser may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.

Any exceptions to the policies and procedures may only be made with the consent of the Trust's chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board at the Board's next regularly scheduled meeting. Any amendments to the Trust's policies and procedures must be approved and adopted by the Trust's Board of Trustees.

                        PRINCIPAL HOLDERS OF SECURITIES

As of December 30, 2005, Wallace R. Weitz owned greater than 25% of the Fund's outstanding shares of beneficial interest. Persons or entities owning greater than 25% of the Fund's shares of beneficial interest may be deemed to control the Fund based on their ability to influence the outcome of matters submitted to a vote of shareholders due to their substantial ownership of Fund shares. As of December 30, 2005, the Trustees and officers of the Fund, as a group, owned greater than 25% of the Fund's shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER AND DISTRIBUTOR

Wallace R. Weitz & Company, a Nebraska corporation whose stock is owned primarily by Wallace R. Weitz, is the investment adviser for the Fund. Weitz Securities, Inc., a Nebraska corporation wholly owned by Wallace R. Weitz, distributes the shares of the Fund on a continuous basis without compensation from the Fund. 17.

The Fund pays Weitz & Co., on a monthly basis, an annual advisory fee based upon the following break-point schedule:

                      AVERAGE DAILY NET ASSET BREAK POINTS

                                           LESS THAN OR
                        GREATER THAN         EQUAL TO        RATE
                      ----------------   ----------------   ------
                      $              0   $  2,500,000,000     1.00%
                         2,500,000,000      5,000,000,000     0.90%
                         5,000,000,000                        0.80%

Weitz & Co. is responsible for selecting the securities for the Fund. In addition, Weitz & Co. also provides certain management and other personnel to the Fund. Weitz & Co. also pays any sales or promotional costs incurred in connection with the sale of the Fund's shares.

The Trust pays all expenses of operations not specifically assumed by Weitz & Co. Such costs include, without limitation: costs and expenses related to custodial, administrative, transfer agent and sub-transfer agent services; fees of legal counsel and independent public accountants; compensation of trustees (other than those that are also officers of Weitz & Co.); expenses of printing and distributing to shareholders notices, proxy solicitation material, prospectuses and reports; brokerage commissions; taxes; interest; payment of premiums for certain insurance carried by the Trust; and expenses of complying with federal, state and other laws. Such expenses will be charged to the Fund for which such items were incurred, but if such items are not directly related to a Fund, they will be allocated among the Funds based upon the relative net assets of the Fund.

The investment advisory agreement provides that neither Weitz & Co. nor any of its officers or trustees, agents or employees will have any liability to the Trust or its shareholders for any error of judgment, mistake of law or any loss arising out of any investments, or for any other act or omission in the performance of its duties as investment adviser under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by the investment adviser of its obligations under the agreement. The federal and state securities laws and other laws may impose liability under certain circumstances on persons who act in good faith. Nothing in the investment advisory agreement waives or limits any rights under such laws. Weitz & Co. has contractually retained all rights to use the name "Weitz" by the Fund and the Trust. If the Fund were to contract with another investment adviser, the Fund could be required to change its name.


BOARD CONSIDERATION OF THE APPROVAL OF THE MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT WITH WALLACE R. WEITZ & CO. In accordance with the Investment Company Act of 1940 (the 1940 Act"), the Board of Trustees of the Fund is required to consider the approval of the Fund's Management and Investment Advisory Agreement (the "Agreement") with Weitz & Co. The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the Agreement, and it is the duty of Weitz & Co. to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to approve the Agreement between the Fund and Weitz & Co., the Board of Trustees requested in writing, and Weitz & Co. provided, information and data relevant to the Board's consideration. This included materials prepared by Weitz & Co. regarding the investment performance of the Predecessor Partnership as compared to registered mutual funds having similar investment objectives as well as information regarding the estimated fees and expenses expected to be incurred by the Fund as compared to other similar registered mutual funds.

The Board of Trustees met on November 8, 2005 at an in-person meeting during which they considered the proposed adoption of the Agreement. At this meeting the Board met with representatives of Weitz & Co. and reviewed with them various factors concerning the proposed adoption of the Agreement. The Board was informed that the Predecessor Partnership had been established in June 1983 and that it had been operated by Weitz & Co. as a private investment partnership exempt from registration under the 1940 Act since its inception. The Board was also informed that because the Predecessor Partnership had not been subject to certain investment restrictions otherwise imposed on registered mutual funds by the 1940 Act, the performance results of the Predecessor Partnership might have been adversely affected if it had been subject to the 1940 Act since its inception. The Board took note of the fact that it was proposed that the Fund would have substantially the same investment objectives and investment strategies as the Predecessor Partnership. Mr. Wallace R. Weitz, the President of Weitz & Co., then reviewed for the Board the proposed transaction pursuant to which it was intended that the Fund would acquire substantially all of the assets and liabilities of the Predecessor Partnership and succeed to the investment performance of the Predecessor Partnership on or about December 30, 2005.

The Board then reviewed with Mr. Weitz the performance results obtained by Weitz & Co. for the Predecessor Partnership over various time periods since the inception of the Predecessor Partnership in June 1983. The Board took note of the fact that the performance of the Predecessor Partnership for the three, five and ten year periods ended September 30, 2005, was 24.3%, 12.8% and 16.3%, respectively, which was higher than the performance for each of the S&P 500 Index, the Russell 2000 Index and the NASDAQ Composite Index for each of these same time periods. The performance of the Predecessor Partnership for these time periods was also higher than that of other funds included in the materials presented to the Board as being representative of funds having similar investment objectives and strategies as the Fund. The Board then reviewed the year-to-date performance results for the Predecessor Partnership for the nine-month period ended September 30, 2005, and the Board took note of the fact that the performance results for the Predecessor Partnership for this short-term period indicated performance results that were generally lower than the relevant benchmark indices and the other funds included in the materials and the Board discussed with management the fact that Weitz & Co. maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to compare differently when compared to similar funds and to relevant indices for similar time periods. In connection with this, the Board took note of management's stated position that achieving favorable long-term investment results is a primary objective of the firm and that short-term results will, from time to time, trail comparable averages.



The Board next undertook a review of the estimated fees and expenses of the Fund and the Board reviewed this information as compared to other registered mutual funds having similar investment objectives. The Board noted that the estimated expense ratio for the Fund of 1.58% was lower than the majority of the Funds included in its investment category. The Board discussed the proposed expense ratio with management and it was noted that because the Fund may engage in an extensive array of investment techniques and strategies, including investment in options and borrowing, which generally result in additional operating costs, the Fund is expected to have an expense ratio higher than other funds that invest only in equities and that do not otherwise utilize these additional investment techniques and strategies.


The Board then undertook a review of the proposed investment advisory fees applicable to the Fund, and the Board discussed with representatives of Weitz & Co. their reasons for assessing the applicable fees in connection with the Fund, and the Board considered and discussed the investment advisory fees charged by similar funds. The Board considered the fact that the Fund's investment advisory fees are subject to breakpoints which result in reduced investment advisory fees as assets increase, and the Board agreed that this type of fee structure is reasonable and fair to shareholders. In connection with their review of the proposed fee structure for the

Fund, the Board noted that the Predecessor Partnership had operated without breakpoints and that Weitz & Co. had chosen to adopt for the Fund the same breakpoint structure that is used for each of the other equity-oriented registered funds that it manages.

The Board also noted the range of investment advisory and administrative services to be provided by Weitz & Co. to the Fund and the level and quality of these services, and in particular, they noted the high quality of the personnel providing these services. They also took note of the fact that the Fund will not be subject to any sales charges or Rule 12b-1 distribution fees. The Board also reviewed financial information concerning Weitz & Co. relating to its operation of the Predecessor Partnership, noting the overall profitability of the relationship with the Predecessor Partnership to Weitz & Co., and the financial soundness of Weitz & Co. as demonstrated by the financial information provided, noting that the information presented was consistent with applicable industry averages. The Board further reviewed Weitz & Co.'s brokerage practices, including its soft dollar arrangements and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

The Board also reviewed the proposed portfolio management arrangements for the Fund, noting that Mr. Wallace R. Weitz, the President of Weitz & Co., who has served as the portfolio manager of the Predecessor Partnership since its inception in June 1983, would continue to serve as portfolio manager for the Fund, and the Board considered and reviewed his compensation arrangements for the management of the Fund. The Board also considered information regarding the fees that Weitz & Co. charges other clients for investment advisory services that are similar to the advisory services to be provided to the Fund and noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

The Board next discussed with management their plans to set the minimum amount required for investment in the Fund at $500,000 in order to make sure that only investors with substantial economic resources would be able to invest in the Fund, due to the Fund's stated investment objective and strategies. The Board determined that this was a reasonable approach to take even though it would likely limit the total number of investors able to invest in the Fund.

In reaching their conclusion with respect to the adoption of the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the very favorable long term investment performance achieved by Weitz & Co. for the Predecessor Partnership, the commitment of Weitz & Co. to the successful operation of the Fund, and the estimated level of expenses of the Fund, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Management and Investment Advisory Agreement for the Fund are fair and reasonable and the Board voted to approve the adoption of the Agreement.

ADMINISTRATOR

Weitz & Co. is also the administrator for the Fund in accordance with an Administration Agreement with the Trust. Under the agreement, the Fund pays the administrator, on a monthly basis, an annual fee, based upon the following break-point schedule:

                      AVERAGE DAILY NET ASSET BREAK POINTS

                                 LESS THAN OR
                GREATER THAN       EQUAL TO       RATE     MINIMUM
               --------------   --------------   ------   ---------
               $            0   $   25,000,000    0.200%  $  25,000
                   25,000,000      100,000,000    0.175%
                  100,000,000                     0.100%

Services provided under the Administration Agreement include, without limitation, customary services related to fund accounting, recordkeeping, compliance, registration, transfer agent and dividend disbursing.

SUB-TRANSFER AGENT

Weitz & Co. has contracted with Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, Missouri 64105 to serve as a sub-transfer agent for the Funds.

CUSTODIAN

The Fund's custodian is Wells Fargo Bank Minnesota, National Association, Sixth and Marquette, Minneapolis, Minnesota 55479-0001. The custodian has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties as directed by officers of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund's independent registered public accounting firm is Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202.

LEGAL COUNSEL

The Fund's legal counsel is Dechert, LLP, 1775 Eye Street N.W., Washington DC 20006-2401.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Weitz & Co. is responsible for recommendations on buying and selling securities for the Fund and for determinations as to which broker is to be used in each specific transaction. Weitz & Co. attempts to obtain from brokers the most favorable price and execution available. In over-the-counter transactions, orders are generally placed with a principal market maker unless Weitz & Co. determines that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and determining the most favorable price and execution, all factors relevant to the best interest of the Fund are considered, including, for example, price, the size of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Subject to these considerations, Weitz & Co. may place orders for the purchase or sale of the Fund's securities with brokers or dealers who have provided research, statistical or other financial information.

Because of such factors, most of which are subject to the best judgment of Weitz & Co., Weitz & Co. may pay a broker providing brokerage and research services to the Fund a commission or commission equivalent for a securities transaction that is higher than the commission or commission equivalent another broker would have charged, provided that Weitz & Co. has determined in good faith that the amount of such commission or commission equivalent is reasonable in relation to the value of the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the broker's ability to execute difficult transactions in the future. Research services furnished by brokers through whom Weitz & Co. effects securities transactions are used by Weitz & Co. in servicing all of its accounts and are not used exclusively with respect to transactions for the Fund.

Brokerage and research services may include, among other things, information on the economy, industries, individual companies, statistical information, accounting and tax law interpretations, legal developments affecting portfolio securities, technical market action, credit analysis, risk measurement analysis and performance analysis. Such research services are received primarily in the form of written reports, telephone contacts and occasional meetings with securities analysts. Such research services may also be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokesmen. In some cases, research services are generated by third parties, but are provided to Weitz & Co. by or through brokers.

In the case where Weitz & Co. may receive both brokerage and research and other benefits from the services provided by brokers, Weitz & Co. makes a good faith allocation between the brokerage and research services and other benefits and pays for such other benefits in cash.

Weitz & Co. may aggregate orders for the purchase or sale of the same security for the Fund and other advisory clients. Weitz & Co. will only aggregate trades in this manner if all transaction costs are shared equally by the participants on a pro-rata basis. Such aggregate trading allows Weitz & Co. to execute trades in a more timely and equitable manner and to reduce overall commission charges to clients. Weitz & Co. may include its own proprietary accounts in such aggregate trades. Weitz & Co. will only execute such a trade subject to its duty of obtaining the best execution of the trade from the broker selected.

                       ORGANIZATION AND CAPITAL STRUCTURE

GENERAL

The Trust is a Delaware statutory trust organized on August 4, 2003 and is registered under the Investment Company Act of 1940 as an open-end management investment company, commonly known as a mutual fund. The Trust currently has seven investment series, the Value Fund, Hickory Fund, Partners Value Fund, Balanced Fund, Fixed Income Fund, Government Money Market Fund and the Partners III Opportunity Fund. The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

The Trust is authorized to issue an indefinite number of shares of beneficial interest. All shares, when issued, are fully paid, non-assessable, redeemable and fully transferable. All shares, which have no preemptive or conversion rights, have equal voting rights and can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share.

On certain issues, such as the election of trustees, all shares of the Trust vote together. The shareholders of a particular Fund, however, would vote separately on issues affecting only that particular Fund, such as the approval of a change in a fundamental investment restriction for that Fund.

SHAREHOLDER MEETINGS

Although the Fund may hold periodic shareholder information meetings, annual meetings of shareholders will not be held unless required by the Investment Company Act of 1940 or at the direction of the Board of Trustees of the Trust. Among other things, the Investment Company Act of 1940 requires a shareholder vote for amendments to a Fund's fundamental investment policies and investment advisory agreement.

                                PURCHASING SHARES

See "Purchasing Shares" in the Prospectus for basic information on how to purchase shares of the Fund.

To purchase shares, you should complete a Purchase Application and transfer funds for the purchase either by sending a check or a wire transfer to the Trust. The Trust does not accept cash, money orders, travelers' checks, third-party checks, credit card convenience checks, instant loan checks, post-dated checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks. The price paid for the shares purchased will be the next determined net asset value after the Trust receives the application and payment for the shares. All purchase orders are subject to acceptance by authorized officers of the Trust and are not binding until so accepted. The net asset value of the Fund's shares is determined once each day generally at the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central time) on days on which the New York Stock Exchange is open for business. If the completed order is received in good order before such time, the order will be effective on that day. If the completed order is received in good order after such time the order will be effective on the following business day.

Shares of the Fund may also be purchased through certain broker-dealers or other financial intermediaries that have entered into selling agreements or related arrangements with Weitz & Co. or its affiliates. If you invest through such entities, you must follow their procedures for buying and selling shares. Such broker-dealers or financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Fund. If the broker-dealer or financial intermediary submits trades to the Fund, the Fund will use the time of day when such entity or its designee receives the order to determine the time of purchase or redemption, and will process the order at the next closing price computed after acceptance.

The broker-dealer or financial intermediary generally has the responsibility of sending prospectuses, shareholder reports, statements and tax forms to their clients.

Weitz & Co. may, from time to time, make payments to broker-dealers or other financial intermediaries for certain services to the Fund and/or its shareholders, including sub-administration, sub-transfer agency and shareholder servicing.

YOU SHOULD PURCHASE SHARES OF THE FUND ONLY IF YOU INTEND TO BE A PATIENT LONG-TERM INVESTOR The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. Frequent trading into and out of the Fund can have adverse consequences for the Fund and for long-term shareholders in the Fund. The Trust believes that frequent or excessive short-term trading activity by shareholders of the Fund may be detrimental to long-term investors because those activities may, among other things: (a) dilute the value of shares held by long-term shareholders; (b) cause the Fund to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses; and (d) incur additional tax liability. The Trust therefore discourages frequent purchase and redemptions by shareholders and it does not make any effort to accommodate this practice. To protect against such activity, the Board of Trustees has adopted policies and procedures that are intended to permit the Fund to curtail frequent or excessive short-term trading by shareholders. At the present time the Trust does not impose limits on the frequency of purchases and redemptions, nor does it limit the number of exchanges into the Fund. The Trust reserves the right, however, to impose certain limitations at any time with respect to trading in shares of the Fund, including suspending or terminating trading privileges in Fund shares, for any investor whom it believes has a history of abusive trading or whose trading, in the judgment of the Trust, has been or may be disruptive to the Fund. The Fund's ability to detect and prevent any abusive or excessive short-term trading may be limited to the extent such trading involves Fund shares held through omnibus accounts of a financial intermediary.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each customer (as defined in the Department of Treasury's Customer Identification Program for Mutual Funds) who opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: the Fund must obtain the following information for each customer prior to opening an account:

   -  Name;
   -  Date of birth (for individuals);
   -  Physical residential address (not post office boxes); and
   - Taxpayer Identification Number such as Social Security Number or other identifying number.

Following receipt of your information, the Fund will follow its Customer Identification Program to attempt to verify your identity. You may be asked to provide certain other documentation

(such as a driver's license or a passport) in order to verify your identity. Additional information may be required to open accounts for corporations and other non-natural persons. The Fund will also follow its Customer Identification Program to obtain, verify and record the identity of persons authorized to act on accounts for such non-natural persons. Any documents requested in connection with the opening of an account will be utilized solely to establish the identity of customers in accordance with the requirements of law. Federal law prohibits the Fund and other financial institutions from opening accounts unless the minimum identifying information is received. The Fund is also required to verify the identity of the new customer under the Fund's Customer Identification Program and may be required to reject a new account application, close your account or take other steps as they deem reasonable if the Fund is unable to verify your identity. If an account is closed, the shares in that account will be redeemed at the net asset value determined on the redemption date.

                               PRICING OF SHARES

The net asset value per share of the Fund is determined once each day generally as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m., Central Time) on days on which the New York Stock Exchange is open for business. Currently the New York Stock Exchange and the Fund are closed for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share is determined by calculating the market value of all the Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. In calculating the net asset value of the Fund's shares:

     1. Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price;

     2. Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices;

     3. The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors;

     4. The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices; and

     5. The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Fund's Board of Trustees.

Certain securities the Fund may own may be valued at fair value as determined in good faith by the Trustees or by Weitz & Co., as Adviser, in accordance with policies and procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of such securities is generally determined as the amount which a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with the disposition). In addition, such specific factors are also generally considered such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer. These valuation procedures permit the Board to establish values for such securities based upon a good faith estimation of the fair market value of the subject security. As a result of relying on these valuation procedures, the Fund may, therefore, utilize a valuation for a given security that is different from the value actually realized upon the eventual sale of the security.

                              REDEMPTION OF SHARES

Redemption of the Fund's shares may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings,
(b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that the applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions described in (b) or (c) exist.

The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, which obligates the Trust to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of a Fund. If Weitz & Co. determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the Fund's net asset value per share (a "redemption-in-kind"). Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

                                    TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of the Fund's shares. This discussion does not purport to be complete or to deal with all the aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of the Fund's shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUND

The Trust intends to qualify the Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that the Fund will not have to pay federal income tax on capital gains and net investment income distributed to shareholders. To qualify as a regulated investment company, a fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts. The Code also requires a regulated investment company to diversify its holdings. This means that with respect to 50% of a fund's assets, on the last day of each fiscal quarter, no more than 5% of a fund's total assets can be invested in the securities of any one issuer and the fund cannot own more than 10% of the outstanding voting securities of such issuer. Additionally, a fund may not invest more than 25% of its total assets in the securities of any one issuer. This diversification test is in contrast to the diversification test under the Investment Company Act of 1940 which, with respect to 75% of a fund's assets, restricts a fund from investing more than 5% of its total assets in the securities of any one issuer or owning more than 10% of the voting securities of such issuer. The Fund is non-diversified under the Investment Company Act of 1940, but diversified under the Code. The Internal Revenue Service has not made its position clear regarding the treatment of options for purposes of the diversification test, and the extent to which the Fund could buy or sell futures contracts and options may be limited by this requirement.

The Code requires that all regulated investment companies pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end. The required distributions are based only on the taxable income of a regulated investment company.

DISTRIBUTIONS IN GENERAL

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from a U.S. corporation, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applied to corporations may reduce the value of the dividends received deduction.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Net capital gains from assets held for one year or less will be taxed as ordinary income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a statement as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

Tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a 61-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions resulting from income from the Fund's investments in bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Fund invests do not pay significant dividends on their stock, the Fund may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment companies are not treated as "qualified foreign corporations." Foreign tax credits associated with dividends from "qualified foreign corporations" will be limited to reflect the reduced U.S. tax on those dividends.

DISPOSITIONS

Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. If the shareholder has held the shares as a capital asset for more than 12 months, the maximum current federal income tax rate is 15%. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will need to be adjusted by the shareholder to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

BACKUP WITHHOLDING

The Fund generally will be required to withhold federal income tax at the applicable rate ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions, and/or redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation.

FUND INVESTMENTS

MARKET DISCOUNT If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of the market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income or account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FORWARD CONTRACTS Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to what would have occurred if the Fund had not engaged in such transactions.

CONSTRUCTIVE SALES Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment generally does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

ALTERNATIVE MINIMUM TAX While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings. The Fund will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

                         CALCULATION OF PERFORMANCE DATA

The Fund may include its total return in advertisements or reports to shareholders or prospective investors. Total return is the percentage change in the net asset value of a Fund share over a given period of time, with dividends and distributions treated as reinvested. Performance of the Fund may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return. Cumulative total return is the actual total return of an investment in the Fund over a specific period of time and does not reflect how much of the value of the investment may have fluctuated during the period of time indicated. Average annual total return is the annual compound total return of the Fund over a specific period of time that would have produced the cumulative total return over the same period if the Fund's performance had remained constant throughout the period.

The Fund's average annual return is computed in accordance with a standardized method prescribed by the SEC. The average annual return for a specific period is found by first taking a hypothetical investment of $1,000 in the Fund's shares on the first day of the period and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is raised to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. The calculation assumes that all income and capital gains distributions paid by the Fund have been reinvested at net asset value on the reinvestment dates.

Quotations of the Fund's average annual total returns after taxes on distributions and after taxes on distributions and redemption are also computed in accordance with standardized methods prescribed by SEC rules. The Fund computes its average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions of a hypothetical $1,000 initial payment by the initial investment and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

The Fund computes its average annual total return after taxes on distributions and redemption by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions and redemptions of a hypothetical $1,000 initial payment by the initial investment and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

The Fund may compare its performance to that of certain widely managed stock indices including the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Russell 2000 Index and the NASDAQ and Value Line Composites. The Fund may also use comparative performance information compiled by entities that monitor the performance of mutual funds generally such as Lipper Analytical Services, Inc., Morningstar, Inc. and The Value Line Mutual Fund Survey.

                           PART C: OTHER INFORMATION

Item 23. Exhibits

EXHIBIT NO.           DESCRIPTION
-------------------------------------------------------------------------------------------------------------
(a)(1)*               Certificate of Trust
(a)(2)*               Declaration of Trust
(b)*                  By-Laws
(c)                   Certificates for Shares are not issued
(d)(1)***             Management and Investment Advisory Agreement for the Weitz Balanced Fund
(d)(2)***             Management and Investment Advisory Agreement for the Weitz Value Fund
(d)(3)***             Management and Investment Advisory Agreement for the Weitz Partners Value Fund
(d)(4)***             Management and Investment Advisory Agreement for the Weitz Hickory Fund
(d)(5)***             Management and Investment Advisory Agreement for the Weitz Fixed Income Fund
(d)(6)***             Management and Investment Advisory Agreement for the Weitz Government Money Market Fund
(d)(7)*****           Management and Investment Advisory Agreement for Partners III Opportunity Fund
(e)**                 Distribution Agreement
(f)                   Not Applicable
(g)(1)**              Custodian Agreement
(g)(2)*****           Appendix A to Custodian Agreement
(h)**                 Administration Agreement
(i)                   Opinion and Consent of Dechert LLP
(j)                   Not Applicable
(k)                   Not Applicable
(l)**                 Subscription Agreement
(m)                   Not Applicable
(n)                   Not Applicable
(o)                   Not Applicable
(p)****               Code of Ethics - The Weitz Funds, Wallace R. Weitz & Company and Weitz Securities, Inc.


    * Filed with Registration Statement Dated August 8, 2003.
   ** Filed with Registration Statement Dated September 26, 2003. *** Filed with Registration Statement Dated April 1, 2004.
 **** Filed with Registration Statement Dated May 27, 2005.
***** Filed with Registration Statement Dated October 14, 2005.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     None.

Item 25.  INDEMNIFICATION

Reference is made to Article VII Section 3 in the Registrant's Declaration of Trust which is incorporated by reference herein. In addition to the indemnification provisions contained in the Registrant's Declaration of Trust, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Distribution Agreement, Administration Agreement and Custodian Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                                                                                  PRINCIPAL OCCUPATION
                                   POSITIONS WITH                                   (PRESENT AND FOR
         NAME                         ADVISER                                       PAST TWO YEARS)
-----------------------------------------------------------------------------------------------------------------------
Wallace R. Weitz         President, Treasurer, Director       See caption "Management" in the Statement of Additional
                                                              Information forming a part of this Registration Statement

Barbara V. Weitz         Vice President, Secretary,           Adjunct Faculty Member, University of Nebraska at Omaha
                         Director

Mary K. Beerling         Vice President, Assistant            See caption "Management" in the Statement of Additional
                         Secretary, Chief Compliance          Information forming a part of this Registration Statement
                         Officer

Kenneth R. Stoll         Vice President, Chief Operating      See caption "Management" in the Statement of Additional
                         Officer                              Information forming a part of this Registration Statement

Item 27.  PRINCIPAL UNDERWRITERS

(a)  Not applicable.

(b)  Directors and Officers:

           NAME AND PRINCIPAL                  POSITIONS AND OFFICES                  POSITIONS AND OFFICES
            BUSINESS ADDRESS                     WITH UNDERWRITER                        WITH REGISTRANT
-----------------------------------------------------------------------------------------------------------------------
       Wallace R. Weitz                       President, Treasurer,                 President and Trustee
       Suite 600                              Director
       1125 South 103 Street
       Omaha, NE 68124-6008

       Mary K. Beerling                       Vice President,                       Vice President, Secretary,
       Suite 600                              Secretary, Director                   Chief Compliance
       1125 South 103 Street                                                        Officer
       Omaha, NE 68124-6008

(c)  Not applicable.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books and other records required to be maintained by the Weitz Funds pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in possession of: (1) Wallace R. Weitz and Company, 1125 South 103 Street, Suite 600, Omaha, Nebraska 68124-6008 (records relating to its function as investment adviser, administrator and transfer agent for The Weitz Funds); (2) Weitz Securities, Inc., 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124-6008 (records relating to its function as distributor for The Weitz Funds); Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, Missouri 64105 (records relating to its function as sub-transfer agent for The Weitz Funds), and (3) Wells Fargo Bank Minnesota, N.A., Sixth and Marquette, Minneapolis, Minnesota 55479-0001 (records relating to its function as custodian for The Weitz Funds).

Item 29.  MANAGEMENT SERVICES

     Not applicable.

Item 30.  UNDERTAKINGS

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned authorized individual in the City of Omaha, State of Nebraska, on the 29th day of December, 2005.


                                            THE WEITZ FUNDS
                                            By: /s/ Wallace R. Weitz
                                                --------------------------
                                            Wallace R. Weitz, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on October 14, 2005:

          SIGNATURE                                             TITLE
          ---------                                             -----
 /s/ Wallace R. Weitz                                  President and Trustee
------------------------------------
Wallace R. Weitz

 /s/ Kenneth R. Stoll                                  Chief Financial Officer
------------------------------------
Kenneth R. Stoll

 /s/ John W. Hancock*                                  Trustee
------------------------------------
John W. Hancock

 /s/ Richard D. Holland*                               Trustee
------------------------------------
Richard D. Holland

 /s/ Thomas R. Pansing, Jr.*                           Trustee
------------------------------------
Thomas R. Pansing, Jr.

 /s/ Delmer L. Toebben*                                Trustee
------------------------------------
Delmer L. Toebben

 /s/ Lorraine Chang*                                   Trustee
------------------------------------
Lorraine Chang

 /s/ Roland J. Santoni**                               Trustee
------------------------------------
Roland J. Santoni

 /s/ Barbara W. Schaefer***                            Trustee
------------------------------------
Barbara W. Schaefer

 /s/ Wallace R. Weitz
------------------------------------
Wallace R. Weitz
Attorney-in-fact

  * Pursuant to Power of Attorney filed with Registration Statement dated August 8, 2003.
 ** Pursuant to Power of Attorney filed March 12, 2004.
*** Pursuant to Power of Attorney filed with Registration Statement dated May
    27, 2005.

                                    Exhibits

                                       To

                          Partners III Opportunity Fund

                                    Form N-1A

                          As Filed on December 29, 2005

                               EXHIBITS

EXHIBIT NO.        DESCRIPTION
-----------        -----------
  (i)              Opinion and Consent of Dechert LLP